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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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		☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)
☐	Preliminary information statement
☒	Definitive information statement
THE NEWKIRK MASTER LIMITED PARTNERSHIP (Name of Registrant as Specified in Its Charter)

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THE NEWKIRK MASTER LIMITED PARTNERSHIP
7 Bulfinch Place
Suite 500
Boston, MA 02114

October 17, 2005

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Limited Partner of The Newkirk Master Limited Partnership:

        We are pleased to inform you that in connection with an agreement that your partnership entered into with Newkirk Realty Trust, Inc., a newly-formed Maryland corporation that intends to qualify as a real estate investment trust ("Newkirk REIT"), and certain other parties, your partnership intends to take the following actions:

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  Newkirk REIT will be appointed as the successor general partner of your partnership in place of MLP GP LLC; and

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  your partnership will adopt an amended and restated partnership agreement which will contain various provisions that are necessary and/or customary to provide for your partnership and Newkirk REIT to operate in an umbrella real estate investment trust (UPREIT) structure.

        Under your partnership's existing limited partnership agreement, the consent of the holders of a majority of all outstanding units in your partnership is required to approve these actions. As of September 30, 2005, 6,266,434 units were issued and outstanding. Affiliates of Apollo Real Estate Investment Fund III, L.P. and Vornado Realty Trust and entities through which employees and executive officers of Winthrop Financial Associates hold units, currently own, in the aggregate, 5,018,390 units, or approximately 80% of the outstanding units. These entities have executed a written consent in favor of the actions described above. Accordingly, approval of these actions is assured. We are providing the attached Information Statement in order to notify you of the actions and provide you with certain information.

        The actions will be effective upon the consummation of Newkirk REIT's initial public offering, but in no event sooner than twenty calendar days from the date hereof.

Very truly yours,

MLP GP LLC
General Partner

THE NEWKIRK MASTER LIMITED PARTNERSHIP
7 Bulfinch Place
Suite 500
Boston, MA 02114

INFORMATION STATEMENT

October 17, 2005

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

        This Information Statement is being furnished to all persons or entities (the "Limited Partners" or "you") that hold limited partnership units ("Units") of The Newkirk Master Limited Partnership, a Delaware limited partnership (your "Partnership" or the "Partnership") as of the close of business on September 30, 2005 (the "Record Date"). This Information Statement is being sent to you for informational purposes only. No action is requested on your part.

        This Information Statement is being furnished to you to inform you that on October 17, 2005 holders of more than a majority of the Partnership's outstanding Units have executed a written consent approving the following actions (the "Actions"):

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  the appointment of Newkirk Realty Trust, Inc., a newly-formed Maryland corporation that intends to qualify as a real estate investment trust ("Newkirk REIT") and have its shares listed on the New York Stock Exchange, as the successor general partner of the Partnership in place of MLP GP LLC (the "General Partner Replacement"); and

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  the adoption by your Partnership of an amended and restated partnership agreement (the "Amended Partnership Agreement"), which will contain various provisions that are necessary and/or customary to provide for the Partnership and Newkirk REIT to operate in an umbrella real estate investment trust (UPREIT) structure.

        Under your Partnership's existing Agreement of Limited Partnership, which we refer to as the Current Partnership Agreement, the consent of the holders of a majority of all outstanding Units is required to effect the General Partner Replacement. The Amended Partnership Agreement may be adopted upon both the approval of your general partner, MLP GP LLC, and the consent of the holders of a majority of all outstanding Units.

        Your general partner has approved the Amended Partnership Agreement. Affiliates of each of Apollo Real Estate Investment Fund III, L.P. ("Apollo") and Vornado Realty Trust ("Vornado") and entities through which employees and executive officers of Winthrop Financial Associates hold Units (the "WEM entities") hold approximately 80% of the outstanding Units and have consented to and approved the Actions.

        The Actions will be effective upon the consummation of Newkirk REIT's initial public offering, but in no event sooner than twenty calendar days from the date hereof.

        Questions may be directed to your Partnership, at its address set forth above.

        This Information Statement is first being mailed to Limited Partners on or about October 17, 2005.

BACKGROUND OF THE ACTIONS

        The Partnership was organized in October 2001 to facilitate the January 2002 exchange transaction in which 90 limited partnerships were merged into the Partnership and the Partnership acquired various other assets related to the management and capital structure of those limited partnerships. The Partnership's current general partner, MLP GP LLC, is a Delaware limited liability company that is owned by affiliates of Vornado and the WEM entities. Currently, approximately 80% of the Partnership's outstanding Units are held by affiliates of Apollo, Vornado and the WEM entities. The

Current Partnership Agreement was entered into as of October 23, 2001 between MLP GP LLC and Newkirk Manager Corp., the Partnership's organizational limited partner.

        Newkirk REIT is a Maryland corporation that was formed in July 2005 to become the general partner of the Partnership. Newkirk REIT intends to qualify as a real estate investment trust and to operate with the Partnership in an umbrella partnership real estate investment trust or "UPREIT" structure, beginning with its taxable year ended December 31, 2005. It is contemplated that Newkirk REIT will acquire a controlling interest in the Partnership by making a capital contribution to the Partnership in exchange for an ownership interest in the Partnership and acquiring additional Units in the Partnership from certain existing limited partners.

        On August 5, 2005 the Partnership, Newkirk REIT, Apollo, affiliates of Vornado, certain WEM entities and NKT Advisors LLC entered into an agreement (the "REIT Formation Agreement") providing that, among other things, upon and/or following consummation of Newkirk REIT's initial public offering, which we refer to as the REIT IPO, the following actions will be taken:

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  Newkirk REIT will be appointed as the successor general partner of the Partnership in place of MLP GP LLC;

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  the Current Partnership Agreement will be amended and restated to provide that limited partners, other than Newkirk REIT, will have the right, beginning on the 12 month anniversary of the consummation of the REIT IPO, to cause the Partnership to redeem their interest in the Partnership at a price that will be based on the trading price of Newkirk REIT's common stock on the New York Stock Exchange at the time of redemption. Newkirk REIT will be permitted to elect to purchase tendered partnership interests of the Partnership for the redemption price and to pay the redemption price either in cash or by the issuance of shares of Newkirk REIT's common stock;

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  the Amended Partnership Agreement will contain certain other provisions as are necessary and/or customary to provide for an umbrella real estate investment trust (UPREIT) structure;

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  the Partnership will effect a Unit split such that each Unit will have the same value with respect to the assets of the Partnership as each share of Newkirk REIT's common stock and that each currently outstanding Unit shall be treated consistently in such Unit split with each other Unit;

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  Newkirk REIT and the Partnership will retain NKT Advisors LLC (the "Advisor") to manage the Partnership's assets and the day-to-day operations of the Partnership and Newkirk REIT, subject to the supervision of Newkirk REIT's board of directors;

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  Newkirk REIT will acquire newly-issued Units from the Partnership and currently outstanding Units from Apollo and the WEM entities for an aggregate amount that we presently estimate to be between $403.8 million and $500.5 million. Following these purchases, we currently estimate that Newkirk REIT will own between 36.6% and 42.2% of the outstanding Units. The per Unit price to be paid by Newkirk REIT for such Units will be equal to the per share offering price under the REIT IPO, less underwriting commissions. However, the precise dollar amounts and percentages described in this paragraph cannot be ascertained until the consummation of the REIT IPO;

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  The Advisor, or any successor advisor, will hold special voting preferred stock of Newkirk REIT, entitling it to vote on all matters for which Newkirk REIT common stockholders are entitled to vote. The number of votes that the Advisor will be entitled to cast in respect of the special voting preferred stock will initially equal the total number of Units outstanding immediately following consummation of the REIT IPO (excluding Units held by Newkirk REIT). As Units are redeemed at the option of a Unitholder, the number of votes attaching to the Advisor's special voting preferred stock will decrease by an equivalent amount. The advisory agreement

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    between the Partnership, Newkirk REIT and the Advisor (the "Advisory Agreement") will provide that on all matters for which the Advisor is entitled to cast votes in respect of its special voting preferred stock, it will cast its votes in direct proportion to the votes that are cast by Limited Partners, other than Newkirk REIT, on such matters, except that the Advisor (through its managing member) will be entitled to vote in its sole discretion to the extent that the voting rights of Vornado's affiliates that hold Units are limited, as discussed under "DESCRIPTION OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP—Preferred Stock").

        Pursuant to the REIT Formation Agreement, Apollo, Vornado and its affiliates that hold Units, and the WEM entities have agreed to consent to the General Partner Replacement and the Amendments.

DESCRIPTION OF THE AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP

        The following summary is qualified in its entirety by reference to the full text of the Amended Partnership Agreement which is attached as Exhibit A to this Information Statement.

Management

        Under the Amended Partnership Agreement, Newkirk REIT, as the sole general partner of the Partnership, generally will have full, exclusive and complete responsibility and discretion in the management, operation and control of the Partnership, including the ability to cause the Partnership to enter into certain major transactions, including acquisitions and dispositions of loans and other assets and refinancings of existing indebtedness. No Limited Partner may take part in the operation, management or control of the business of the Partnership by virtue of being a holder of Units. Pursuant to the Advisory Agreement between the Partnership, Newkirk REIT and the Advisor, and subject to the oversight of Newkirk REIT's board of directors, the Advisor will manage Newkirk REIT's business, including Newkirk REIT's management and operation of the Partnership.

        Newkirk REIT may not be removed as general partner of the Partnership, except that upon Newkirk REIT's bankruptcy or dissolution, the Limited Partners may elect a successor general partner to continue the Partnership.

        Newkirk REIT is not obligated to consider the interests of the Limited Partners separately from the interests of Newkirk REIT's stockholders in deciding whether to cause the Partnership to take or decline to take any actions.

Transferability of Interests

General Partner

        The Amended Partnership Agreement will provide that Newkirk REIT may not sell, assign, transfer, pledge or otherwise dispose of Newkirk REIT's general partner interest in the Partnership without the consent of the holders of a majority of the Units, except for transfers:

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  to a subsidiary of Newkirk REIT; or

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  in connection with Newkirk REIT's merger into another entity, if the surviving entity contributes substantially all its assets to the Partnership.

Limited Partners

        Except for certain transfers and assignments to family members of individual Limited Partners, the Amended Partnership Agreement will prohibit the sale, assignment, transfer, pledge or disposition of

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all or any portion of the Limited Partners' Units without Newkirk REIT's consent, which consent may be withheld in Newkirk REIT's sole and absolute discretion. Pursuant to the REIT Formation Agreement, Newkirk REIT will consent to (i) the pledge by affiliates of Apollo of Units in connection with a loan having a principal amount that is no greater than 35% of the value of all Units held by such entities (based upon the per share offering price of the REIT IPO), provided that the holder of the loan agrees to assume any remaining lock-up period applicable to such Units in the event of a foreclosure on the loan, and (ii) certain sales described below by affiliates of Apollo. Subject to certain limitations, these sales may be made on up to four occasions, each of which must involve the sale of at least 1.25 million Units at a sales price at least equal to the greater of (i) the public offering price for the shares of Newkirk REIT's common stock in the REIT IPO or (ii) the then prevailing market price for Newkirk REIT's shares of stock, less in either case customary sales costs and discounts. These sales may only be made to Newkirk REIT, First Union Real Estate Equity and Mortgage Investments, a New York Stock Exchange listed real estate investment trust that we refer to as "First Union", First Union's affiliates, the WEM entities and Vornado, provided that any such transferee agrees to assume any remaining lock-up period applicable to such Units. An offer must first be made to sell these Units to Newkirk REIT and then to each of First Union and its affiliates, the WEM entities and Vornado in proportion to the total number of Units and Newkirk REIT shares held by each at such time. In addition, the Amended Partnership Agreement will contain other restrictions on transfer of Units if, among other things, Newkirk REIT determines that such transfer:

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  may require registration of the Units under federal or state securities laws,

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  may cause Newkirk REIT to fail to comply with the REIT rules under the Internal Revenue Code, or

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  may cause the Partnership to be treated as a publicly traded partnership under the Internal Revenue Code.

Unit Split

        At the effective time of the Amended Partnership Agreement, the Partnership will effect a Unit split such that each Unit will have the same value with respect to the assets of the Partnership as each share of Newkirk REIT's common stock and that each currently outstanding Unit shall be treated consistently in such Unit split with each other Unit. (The Unit split will be a tax-free transaction.) The Amended Partnership Agreement will give effect to the Unit split.

Capital Contributions and Borrowings

        Newkirk REIT will contribute a portion of the net proceeds of the REIT IPO as well as the net proceeds from the sale of $50.0 million of Newkirk REIT's common stock to First Union, to the Partnership in exchange for additional Units. Newkirk REIT will also use a portion of the proceeds of the REIT IPO to purchase Units from existing Limited Partners at the same price.

        We presently anticipate that up to $150.0 million of the net proceeds from the issuance of Units to Newkirk REIT will be used to reduce the outstanding balance on the Partnership's existing credit facility with KeyBank/Bank of America.

        The Amended Partnership Agreement will provide that Newkirk REIT may determine that the Partnership requires additional funds and that Newkirk REIT may:

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  on behalf of the Partnership, accept additional capital contributions from existing partners or other persons,

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  cause the Partnership to borrow funds from a financial institution or other person,

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  borrow such funds from a lending institution or other person and subsequently lend such funds to the Partnership, or

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  directly lend funds to the Partnership.

        Under the Amended Partnership Agreement, following consummation of the REIT IPO, Newkirk REIT will be obligated to contribute the proceeds of any offering of stock as additional capital to the Partnership. The Partnership will be authorized to issue partnership interests for less than fair market value if Newkirk REIT concludes in good faith that such issuance is in both the Partnership's and Newkirk REIT's best interests.

        While the Limited Partners have no preemptive right to make additional capital contributions, the Amended Partnership Agreement will provide that subject to certain limitations, Newkirk REIT, as general partner, may make additional capital contributions to the Partnership, in exchange for additional limited partnership interests or additional assets, as Newkirk REIT determines in good faith to be desirable to further the purposes or business of the Partnership. If Newkirk REIT contributes additional capital to the Partnership and receives additional limited partnership interests for such capital contribution, Newkirk REIT's percentage interests will be increased on a proportionate basis based on the amount of such additional capital contributions and the value of the Partnership at the time of such contributions. Conversely, the percentage interests of the other Limited Partners will be decreased on a proportionate basis. In addition, if Newkirk REIT contributes additional capital to the Partnership and receives additional partnership interests for such capital contribution, Newkirk REIT may revalue the assets of the Partnership to their fair market value (as determined by Newkirk REIT) and the capital accounts of the partners will be adjusted to reflect the manner in which the unrealized gain or loss inherent in such assets (that has not been reflected in the capital accounts previously) would be allocated among the partners under the terms of the Amended Partnership Agreement if there were a disposition of such assets for such fair market value on the date of the revaluation. The Partnership could also issue Units to the Advisor or its affiliates, or to third parties, in exchange for assets contributed to or services provided for the Partnership. Such transactions may give rise to a revaluation of the Partnership's assets and an adjustment to partners' capital accounts.

        The Partnership could also issue preferred partnership interests in connection with acquisitions of assets or otherwise. Any such preferred partnership interests would have priority over common partnership interests with respect to distributions from the Partnership.

Redemption Right

        Under the Amended Partnership Agreement, each Limited Partner (other than Newkirk REIT and any of Newkirk REIT's subsidiaries that may hold Units and other than with respect to Units that will be purchased by Newkirk REIT from certain persons and entities at the time of the REIT IPO) will have the right, beginning on the 12 month anniversary of the REIT IPO, to cause the Partnership to redeem their Units. This right may be exercised at the election of that Limited Partner by giving written notice, subject to some limitations. The purchase price for each Unit to be redeemed will equal the fair market value of one share of Newkirk REIT's common stock on the New York Stock Exchange (subject to adjustments), calculated as the average of the daily closing prices for the ten consecutive trading days immediately preceding the date of determination or, if no closing price is available, the fair market value as determined in good faith by the board of directors of Newkirk REIT. Newkirk REIT will be permitted to elect to purchase tendered Units for the redemption price and to pay the redemption price either in cash or by the issuance of a number of shares of Newkirk REIT's common stock equal to the number of Units with respect to which the right is being exercised, subject to adjustment based on stock splits, below market issuances of common stock pursuant to rights, options or warrants to all holders of common stock and dividends of common shares.

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        No Limited Partner may exercise its redemption right if Newkirk REIT could not issue stock to the redeeming partner in satisfaction of the redemption (regardless of whether Newkirk REIT would in fact do so instead of paying cash) because of the ownership limitations contained in Newkirk REIT's charter, or if the redemption would cause Newkirk REIT to violate the REIT requirements. The relevant sections of Newkirk REIT's charter generally prohibit direct or indirect ownership of more than 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of Newkirk REIT's common stock or 9.8% by value of Newkirk REIT's outstanding capital stock. Newkirk REIT's charter provisions further prohibit any person from beneficially or constructively owning shares of Newkirk REIT's stock that would result in Newkirk REIT being "closely held" under Section 856(h) of the Internal Revenue Code or otherwise cause Newkirk REIT to fail to qualify as a REIT. In addition, no Limited Partner may exercise the redemption right:

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  for fewer than 500 Units or, if a Limited Partner holds fewer than 500 Units, less than all of the Units held by such Limited Partner,

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  unless permitted by Newkirk REIT, as general partner, more than once each fiscal quarter; or

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  if Newkirk REIT, as general partner, determines that allowing such redemption may cause the Partnership to be treated as a publicly traded partnership. Newkirk REIT currently intends to permit on an annual basis, transfers (including redemptions) of up to 2% of the outstanding Units, exclusive of Units held by Newkirk REIT, and certain other exempt transfers.

        The number of shares of REIT common stock issuable and the cash amount payable upon a Limited Partner's exercise of the redemption right will be adjusted to account for share splits, mergers, consolidations or similar pro rata share transactions.

        If a Limited Partner exercises its redemption right, it is generally anticipated that the transaction will be a fully taxable sale to the redeeming Limited Partner, and that such Limited Partner will be treated as realizing an amount equal to the value of the REIT common stock (or cash, if any) received in the exchange plus the amount of the Partnership's liabilities allocable to the redeemed Units at the time of the redemption.

Operations

        The Amended Partnership Agreement will allow Newkirk REIT to operate the Partnership in a manner that permits Newkirk REIT to qualify as a REIT at all times and to cause the Partnership not to take any action that would cause Newkirk REIT to incur additional federal income or excise tax liability under the Internal Revenue Code or that would cause the Partnership to be treated as a corporation for federal income tax purposes. The Amended Partnership Agreement will also provide that Newkirk REIT may not conduct any business other than in connection with the management of the Partnership's business, Newkirk REIT's operations as a REIT and related activities and generally obligates Newkirk REIT to own its assets through the Partnership.

        All of the operations of Newkirk REIT will be conducted through the Partnership. The Partnership will reimburse Newkirk REIT for all expenses incurred in connection with the Partnership's business, including:

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  expenses relating to Newkirk REIT's ownership and management of the Partnership;

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  the management fees owing to the Advisor, and the fees or compensation owing to directors, officers and employees; and

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  the expense of Newkirk REIT's being a public company.

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Distributions

        The Amended Partnership Agreement will provide that the Partnership will make cash distributions, in amounts determined by Newkirk REIT in its sole discretion, to Limited Partners generally in accordance with the respective percentage interests of the partners in the Partnership.

        Upon liquidation of the Partnership, after payment of, or adequate provisions for, debts and obligations of the Partnership, including any partner loans, any remaining assets of the Partnership will be distributed to the Limited Partners with positive capital accounts in accordance with the respective positive capital account balances of the partners.

Preferred Stock

        As discussed under "BACKGROUND OF THE ACTIONS", the Advisor will be retained to manage the Partnership's assets and the day-to-day operations of the Partnership and Newkirk REIT. Prior to the consummation of the REIT IPO, Newkirk REIT will issue to the Advisor special voting preferred stock of Newkirk REIT entitling the Advisor to vote on all matters for which Newkirk REIT's common stockholders are entitled to vote. The number of votes that the Advisor will be entitled to cast in respect of its special voting preferred stock will initially equal the number of Units that are outstanding immediately following the REIT IPO, exclusive of Units held by Newkirk REIT. As Units are redeemed at the option of a Unitholder (see "Redemption Rights" above), the number of votes that the Advisor will be entitled to cast in respect of its special voting preferred stock will be decreased by an equivalent number. The Advisor will not be entitled to any regular or special dividend payments or other distributions in respect of its special voting preferred stock.

        The Amended Partnership Agreement will provide that the Partnership's general partner may only cause the Partnership to enter into the Advisory Agreement if pursuant to the Advisory Agreement the Advisor will agree to cast its votes in respect of the special voting preferred stock in direct proportion to the votes cast by Limited Partners in the Partnership, other than Newkirk REIT, subject to the following limitations. First, Vornado will not have the right to vote its Units for Newkirk REIT board members during the first six months following completion of the REIT IPO and at all times when any affiliate of Vornado is serving or standing for election as a board member of Newkirk REIT. In addition, at all other times, Vornado's right to vote its Units in the election of Newkirk REIT directors will be limited to the number of Units that it owns not to exceed 9.9% of Newkirk REIT's outstanding common stock on a fully diluted basis. The Advisor (through its managing member) will be entitled to vote in its sole discretion to the extent the voting rights of Vornado's affiliates are so limited.

Amendments

        The Amended Partnership Agreement will provide that, generally, Newkirk REIT, as the general partner of the Partnership, may not amend the Amended Partnership Agreement without the consent of the holders of the majority of the Units, except that without the consent of any Limited Partner Newkirk REIT may amend the agreement to:

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  add to Newkirk REIT's obligations or surrender Newkirk REIT's rights, as general partner, under the agreement for the benefit of the Limited Partners;

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  reflect the issuance of additional partnership units or the admission, substitution, termination or withdrawal of partners in accordance with the Amended Partnership Agreement;

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  reflect inconsequential changes, cure any ambiguity, correct or supplement any provision not inconsistent with law or another provision of the Amended Partnership Agreement, or make other changes concerning matters under the agreement not otherwise inconsistent with the law or the agreement;

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  satisfy requirements or guidelines under federal or state law;

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  reflect changes that are reasonably necessary for Newkirk REIT, as general partner, to satisfy the REIT requirements or reflect the transfer of partnership interests from Newkirk REIT, as general partner, to a subsidiary of Newkirk REIT;

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  modify the manner in which capital accounts are computed but only to the extent set forth in the Amended Partnership Agreement in order to comply with the requirements of the Internal Revenue Code and the Treasury regulations promulgated thereunder; or

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  issue additional partnership interests in the Partnership.

        Newkirk REIT will not, without the consent of each Limited Partner adversely affected, make any amendment to the Amended Partnership Agreement that would (1) convert a limited partnership interest into a general partner interest or modify the limited liability of a limited partner, (2) alter the distribution rights or the allocations described in the agreement or (3) modify the redemption rights described under "Redemption Right" above.

Exculpation and Indemnification of the General Partner

        The Amended Partnership Agreement of the Partnership will provide that neither Newkirk REIT, as general partner, nor any of Newkirk REIT's directors and officers will be liable to the Partnership or to any of its partners as a result of errors in judgment or mistakes of fact or law or of any act or omission, if Newkirk REIT or such director or officer of Newkirk REIT acted in good faith.

        In addition, the Amended Partnership Agreement will require the Partnership to indemnify and hold harmless Newkirk REIT, as general partner, Newkirk REIT's directors, officers and any other person Newkirk REIT designates, from and against any and all claims arising from the operations of the Partnership in which any such indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that:

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  the act or omission of the indemnitee was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

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  the indemnitee actually received an improper personal benefit in money, property or services; or

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  in the case of any criminal proceeding, the indemnitee had reasonable cause to believe that the act or omission was unlawful.

        No indemnitee may subject any partner of the Partnership to personal liability with respect to this indemnification obligation.

Term

        The Amended Partnership Agreement will provide that the Partnership will continue until dissolved upon:

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  the general partner's bankruptcy or dissolution or withdrawal (unless the Limited Partners elect to continue the partnership) or a decree of judicial dissolution under Delaware law;

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  the sale or other disposition of all or substantially all the assets of the Partnership;

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  the redemption of all Units (other than those held by Newkirk REIT or Newkirk REIT's subsidiaries); or

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  an election by Newkirk REIT, in its sole discretion, in its capacity as the general partner.

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Tax Matters

        Newkirk REIT will be the tax matters partner of the Partnership, and will have the authority to make tax elections under the Internal Revenue Code on behalf of the Partnership.

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CONFLICTS OF INTEREST;
INTERESTS OF CERTAIN PERSONS ON MATTERS TO BE ACTED UPON

Sale of Units by Affiliates

        Affiliates of Apollo and executive officers and employees of Winthrop Financial Associates, including the members of the management team of the current general partner's manager (Michael Ashner, Peter Braverman, Thomas Staples and Carolyn Tiffany), currently hold an aggregate of approximately 59% of the outstanding Units. Pursuant to the REIT Formation Agreement, Newkirk REIT will use a portion of the net proceeds from the REIT IPO as well as all of the net proceeds that it will obtain, if any, from the exercise of the underwriters' overallotment option in the REIT IPO, to purchase a portion of these Units from Apollo. Mr. Ashner holds less than a 1% limited partnership interest in Apollo. Newkirk REIT has also agreed to use approximately $2.35 million of the net proceeds from the REIT IPO to purchase Units from certain executive officers and employees of Winthrop Financial Associates, including the members of the management team of the manager of the current general partner of the Partnership. $553,000, $387,000 and $553,000, respectively, of such amount is allocable to purchases of Units owned by Peter Braverman, Thomas Staples and Carolyn Tiffany, respectively. Michael Ashner will not be selling any Units that he owns in this transaction.

Exemption from Ownership Limitation

        Newkirk REIT has agreed to grant exemptions from Newkirk REIT's 9.8% ownership limitation to, among others, Vornado and its affiliates to the extent they own up to 22.5% of Newkirk REIT's outstanding shares of common stock (on a fully diluted basis assuming the redemption of all redeemable Units in exchange for shares of Newkirk REIT's common stock, whether or not such Units are then redeemable and, in the case of Vornado, excluding shares of Newkirk REIT's common stock owned indirectly through their ownership of First Union), to Apollo to the extent its share ownership would exceed the ownership limitation if it received shares of Newkirk REIT's common stock in redemption of its Units and to First Union to the extent it owns up to 17.5% of Newkirk REIT's common stock on a fully diluted basis.

Advisory Agreement with the Advisor

        Pursuant to the REIT Formation Agreement, the Partnership and Newkirk REIT will enter into the Advisory Agreement with the Advisor pursuant to which the Advisor will manage the Partnership's assets, provide Newkirk REIT with investment advice and manage the day-to-day operations of Newkirk REIT and the Partnership under the ultimate supervision of Newkirk REIT's board of directors.

        For performing services under the Advisory Agreement, the Advisor will receive a base management fee and incentive management fee calculated as described below. Under the terms of the Amended Partnership Agreement, the Partnership will be required to reimburse Newkirk REIT for all such management fees paid by Newkirk REIT to the Advisor.

        Base Management Fee.     The Advisor will receive an annual base management fee, as further discussed below. The base management fee is payable quarterly in arrears in cash, calculated quarterly and is equal to 1.5% per annum of (1) the common equity capital invested in Newkirk REIT at the date of consummation of the REIT IPO which we estimate to be between $403.8 million and $500.5 million, plus (2) the sum of the net proceeds from any additional primary issuances of Newkirk REIT common or preferred equity or from the issuance of Units, each after deducting any underwriting discounts and commissions and other expenses and costs relating to the issuance, less (3) any amount that Newkirk REIT or the Partnership pays to repurchase shares of common stock of the Newkirk REIT or Units (other than amounts paid with proceeds from the REIT IPO to purchase Units in the Partnership from existing Limited Partners).

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        The first $4.2 million (subject to an annual consumer price index increase) in base management fees per annum will be paid by the Advisor to Winthrop Financial Associates for services to Newkirk REIT and the Partnership that the Advisor will subcontract to Winthrop Financial Associates.

        Incentive Management Fees.     In addition, the Advisor is entitled to receive incentive management fees each fiscal quarter, payable quarterly in arrears, in an annual amount equal to:

  20% of the amount by which adjusted funds from operations for the Partnership, before incentive management fees but after providing for dividends on any preferred equity issued in the future by Newkirk REIT, exceeds, for the quarter then ended, the amount of adjusted funds from operations required to produce an annualized return on the sum of:

  (i)
  the gross equity proceeds of the REIT IPO and the sale of shares to First Union, plus

  (ii)
  the book value of partners' equity in the Partnership as of a date prior to the REIT IPO, plus

  (iii)
  the gross proceeds of any subsequent issuance of common equity by Newkirk REIT or Units by the Partnership, minus

  (iv)
  amounts paid by Newkirk REIT or the Partnership in any tender for or repurchase of common equity of the Newkirk REIT or of Units (other than proceeds of the REIT IPO that are used to purchase Units in the Partnership from existing Limited Partners), equal to the greater of the yield on 10-year Treasuries as of the last business day of such quarter plus 250 basis points or the returns set forth below:

Year	Return
2005 and 2006	25%
2007	22%
2008	20%
2009	15%
2010	12%
Thereafter	10%

        Adjusted funds from operations represent "funds from operations" as determined in accordance with standards prescribed by the National Association of Real Estate Investment Trusts, or NAREIT, adjusted to add back any asset impairment charges and non-cash restricted stock issuances. NAREIT defines funds from operations as net income, computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization on real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Adjusted funds from operations does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

        As used in calculating the Advisor's incentive management fee, the term "yield on 10-year Treasuries" means the arithmetic average of the weekly average yield to maturity for actively traded current coupon U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years) published by the Federal Reserve Board during a quarter, or, if such rate is not published by the Federal Reserve Board, any Federal Reserve Bank or agency or department of the federal government selected by Newkirk REIT. If Newkirk REIT determines in good faith that the 10-year U.S. Treasury rate cannot be calculated as provided above, then the rate shall be the arithmetic average of the per annum average yields to maturities, based upon closing ask prices on each business day during a quarter, for each actively traded marketable U.S. Treasury fixed interest rate security with a final maturity date not less than eight nor more than 12 years from the date of the closing asked prices as

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chosen and quoted for each business day in each such quarter in New York City by at least three recognized dealers in U.S. government securities selected by Newkirk REIT.

        The Advisor is 80% owned by FUR Holdings LLC and 20% owned by an affiliate of Vornado. FUR Holdings LLC is controlled by Michael Ashner, and is 25.0%, 2.46%, 1.2% and 1.6% owned by Michael Ashner, Peter Braverman, Thomas Staples and Carolyn Tiffany, respectively, the executive officers of the general partner's manager. FUR Holdings LLC also currently holds 31.2% of the common shares of First Union and is the sole owner of First Union's advisor. The members of the management team of the general partner's manager also serve as senior management of First Union.

        Pursuant to an agreement between the Advisor and First Union, First Union will receive the economic benefit of 80% of the incentive management fees payable to the Advisor. FUR Holdings LLC will benefit from incentive management fees which are paid to First Union because (a) incremental revenue for First Union should enhance the value of First Union common shares owned by FUR Holdings LLC and (b) FUR Holdings LLC shares in incentive management fees payable by First Union after the shareholders of First Union receive distributions in excess of a threshold amount. The remaining 20% of the incentive management fee will be received by Vornado in respect of its interest in the Advisor.

        The first $4.2 million (subject to an annual consumer price index increase) in base management fees earned per annum will be paid by the Advisor to Winthrop Financial Associates for services that the Advisor will subcontract to Winthrop Financial Associates. Winthrop Financial Associates is an entity that is controlled by Michael Ashner and in which Michael Ashner, Peter Braverman, Thomas Staples and Carolyn Tiffany hold a 23.07%, 6.46%, 4.15% and 6.46% economic interest, respectively. Winthrop Financial Assocites currently receives approximately $1,881,951 (subject to an annual CPI adjustment) for services it provides to the Partnership. This arrangement will be terminated upon consummation of the REIT IPO. See "COMPENSATION OF THE GENERAL PARTNER". The Advisor will also hold Newkirk REIT's special voting preferred stock entitling it to vote on all matters submitted to a vote of Newkirk REIT's stockholders. The Advisor will agree to cast those votes on any matter in direct proportion to votes that are cast by Limited Partners of the Partnership (other than Newkirk REIT) on such matter, except that the Advisor (through its managing member) will be entitled to vote in its sole discretion to the extent the voting rights of Vornado's affiliates are limited as described above under "DESCRIPTION OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP—Preferred Stock".

        To address some of these conflicts of interest, Newkirk REIT's internal policies require that a majority of Newkirk REIT's board of directors be independent directors and that a majority of Newkirk REIT's disinterested directors make any determinations on Newkirk REIT's behalf with respect to the relationships or transactions that present a conflict of interest for Newkirk REIT's directors, officers and holders of greater than 4.9% of any class of Newkirk REIT's or the Partnership's equity securities. Newkirk REIT's board of directors will adopt a specific policy that requires decisions concerning the Advisory Agreement, including termination, renewal and enforcement of the Advisory Agreement, or Newkirk REIT's participation in any transactions with the Advisor or its affiliates outside of the Advisory Agreement, to be reviewed and approved by a majority of Newkirk REIT's independent directors.

Substantial Control by Michael Ashner

        Michael Ashner is the chief executive officer of your general partner's manager, the chairman and chief executive officer of Newkirk REIT and the president and sole manager of the Advisor. We estimate that Michael Ashner and entities controlled by or affiliated with Michael Ashner will beneficially own approximately 3% of the outstanding Units following the REIT IPO. Following the initial 12 month period following the REIT IPO the Units will be redeemable for cash, or, at Newkirk

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REIT's election, for shares of Newkirk REIT's common stock. The Advisor will hold Newkirk REIT's special voting preferred stock entitling it to vote on all matters submitted to a vote of Newkirk REIT's stockholders. The Advisor will agree to cast those votes in respect of the special voting preferred stock on any matter in direct proportion to votes that are cast by Limited Partners of the Partnership (other than Newkirk REIT) on such matter, including Limited Partners controlled by and/or affiliated with Michael Ashner, except that the Advisor (through its managing member) will be entitled to vote in its sole discretion to the extent the voting rights of Vornado's affiliates are limited. See "DESCRIPTION OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP—Preferred Stock". It is anticipated that First Union will own between 12.7% and 15.6% of Newkirk REIT's common stock following the REIT IPO. FUR Holdings LLC, an entity controlled by Michael Ashner and in which Michael Ashner has a significant economic interest, currently owns, through a wholly-owned subsidiary, 31.2% of First Union's common shares. Michael Ashner is also the chairman and chief executive officer of First Union, a publicly-traded corporation that is controlled by a board of directors, a majority of whom are independent, and is the chief executive officer and manager of First Union's advisor. It is anticipated that Newkirk REIT will grant Michael Ashner and such entities an exemption from the ownership limitations contained in Newkirk REIT's articles of incorporation. Because of his position with Newkirk REIT and the Advisor and his ability to effectively vote a substantial amount of the Partnership's and Newkirk REIT's outstanding voting securities, Michael Ashner has significant influence over the Partnership's policies and strategy.

Transactions with Vornado and its Affiliates

        Following the consummation of the REIT IPO, it is estimated that Vornado and its affiliates will own between a 15.8% and 16.0% interest in the Partnership. During the six month period from and after the consummation of the REIT IPO, Vornado will have the right to designate one member of Newkirk REIT's board of directors. In addition, the Partnership and Newkirk REIT have agreed with Vornado to restrict Newkirk REIT's activities in a manner intended to facilitate and maintain Newkirk REIT's qualification as a REIT. These restrictions will generally expire sixty business days following the date on which Newkirk REIT notifies Vornado that its aggregate ownership in the Partnership represents less than a 2% interest in Newkirk REIT, on a fully-diluted basis, assuming the redemption of all redeemable Newkirk MLP units for shares of Newkirk REIT common stock. A majority of Newkirk REIT's disinterested directors will be required to make any determination on Newkirk REIT's behalf with respect to any transaction with Vornado and its affiliates.

Transactions with First Union

        Pursuant to the REIT Formation Agreement, First Union will acquire $50 million of shares of Newkirk REIT's common stock at the public offering price. First Union will also assign to Newkirk REIT its exclusive right that requires Michael Ashner to offer to it all business opportunities related to net lease properties that are offered to or generated by him. For this assignment Newkirk REIT will issue to First Union $20 million of shares of Newkirk REIT's common stock, half of which will generally be subject to forfeiture over a three year period. All shares of Newkirk REIT's common stock held by First Union will generally be subject to a three year lock-up period commencing upon the closing of the REIT IPO. In connection with these transactions, First Union will be granted certain registration rights by Newkirk REIT. First Union will also be granted an exemption from Newkirk REIT's ownership limitation to the extent that it owns up to 17.5% of Newkirk REIT's common stock on a fully diluted basis assuming the redemption of all redeemable Units, whether or not such Units are then redeemable. Also, pursuant to an agreement between the Advisor and First Union, First Union will receive the economic benefit of 80% of the incentive management fees payable by Newkirk REIT to the Advisor (see "DESCRIPTION OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERHIP—Advisory Agreement with the Advisor" above). In addition, First Union has agreed to issue to an affiliate of Vornado or its subsidiary the lesser of 4 million shares or an amount

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equal to 9.9% (after giving effect to such issuance) of its common shares of beneficial interest, for $4 per share subject to customary closing conditions and subject to completion of the REIT IPO. While Vornado will be obligated to purchase these shares regardless of whether the REIT IPO is completed, First Union will not be obligated to sell these shares if the REIT IPO is not completed. Your general partner's senior management team has conflicts of interest in structuring the transactions involving First Union in connection with the REIT IPO because they also manage the operations of, and have a significant economic interest in, First Union. See "DESCRIPTION OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP—Advisory Agreement with the Advisor", above. To address this conflict, Newkirk REIT's bylaws provide that following consummation of the REIT IPO any transaction involving Newkirk REIT and First Union, or any entity controlled by First Union, must be approved by a unanimous vote of Newkirk REIT's directors who are not directors or officers of First Union and have no material financial interest in First Union or the transaction.

NO APPRAISAL RIGHTS

        Limited Partners are not entitled to dissenters' appraisal rights under Delaware law or the Partnership Agreement in connection with the Amendment.

MANAGERS AND EXECUTIVE OFFICERS

        The general partner of the Partnership is currently MLP GP LLC, a Delaware limited liability company, that is owned by affiliates of Vornado and executive officers of Winthrop Financial Associates. In addition, Winthrop Financial Associates performs asset management services for the Partnership. MLP GP LLC has no assets, liabilities or equity and does not have an equity interest in the Partnership.

        The manager of the Partnership's general partner is Newkirk MLP Corp., the principal officers of which are Michael Ashner, Chief Executive Officer; Peter Braverman, Executive Vice President; Thomas Staples, Chief Financial Officer; and Carolyn Tiffany, Chief Operating Officer. Such persons also serve in those capacities for Winthrop Financial Associates. These officers manage and control the day-to-day operations of the Partnership on behalf of the Partnership's general partner. However, significant transactions, whether by the Partnership or any subsidiary partnership, such as sales, acquisitions, debt refinancings and mergers, require the consent of the members of the general partner under the limited liability company agreement of the general partner.

        Upon consummation of the REIT IPO, Newkirk REIT will be appointed as the successor general partner of the Partnership in place of MLP GP LLC. The principal officers of Newkirk REIT will be Michael Ashner, Chief Executive Officer; Peter Braverman, President; Thomas Staples, Chief Financial Officer; Carolyn Tiffany, Chief Operating Officer and Secretary; and Lara Sweeney Johnson, Executive Vice President.

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        The following table sets forth certain information about the executive officers and directors of your current general partner's manager and of Newkirk REIT.

Name	Age	Position
Michael Ashner	53	Chairman of the Board of Directors of Newkirk REIT, sole director of Newkirk MLP Corp. and Chief Executive Officer of Newkirk REIT and Newkirk MLP Corp.
Peter Braverman	53	President of Newkirk REIT and Newkirk MLP Corp. and Director of Newkirk REIT
Thomas Staples	49	Chief Financial Officer of Newkirk REIT and Newkirk MLP Corp.
Carolyn Tiffany	38	Chief Operating Officer and Secretary of Newkirk REIT and Newkirk MLP Corp.
Lara Sweeney Johnson	33	Executive Vice President and Director of Newkirk REIT
Harold First	68	Director of Newkirk REIT
Richard Frary	58	Director of Newkirk REIT
Isidore Mayrock	49	Director of Newkirk REIT
Lewis Meltzer	65	Director of Newkirk REIT
Laura Pomerantz	57	Director of Newkirk REIT
Miles Stuchin	52	Director of Newkirk REIT
Steven Zalkind	63	Director of Newkirk REIT

        Information for each of the individuals listed above are set forth below.

        Michael Ashner.     Mr. Ashner is the chairman of Newkirk REIT's board of directors and its chief executive officer. Mr. Ashner also serves as the sole director and chief executive officer of Newkirk MLP Corp., the manager of the general partner of the Partnership, a position he has held since January 2002 as well as the chief executive officer of Winthrop Financial Associates, a position he has held since January 1996. Mr. Ashner has been the chief executive officer of First Union since December 31, 2003 and chairman since April 2004. Mr. Ashner has also served as the Chief Executive Officer of Shelbourne Properties I, Inc. ("Shelbourne I"), Shelbourne Properties II, Inc. ("Shelbourne II") and Shelbourne Properties III, Inc. ("Shelbourne III"), three separate publicly-traded real estate investment trusts listed on the American Stock Exchange that were recently liquidated. Mr. Ashner also currently serves on the boards of directors of the following publicly traded companies: Atlantic Coast Entertainment Holdings, Inc., a hotel and casino operator, Sizeler Property Investors, Inc., a real estate investment trust, First Union, and NBTY Inc., a manufacturer, marketer and retailer of nutritional supplements.

        Peter Braverman.     Mr. Braverman is the president of Newkirk REIT and a member of its board of directors. Mr. Braverman has served as executive vice president of Newkirk MLP Corp. since January 2002. Mr. Braverman has also served as the executive vice president of Winthrop Financial Associates since January 1996. Mr. Braverman has been the president of First Union since August 2004 and a director since April 2004 and was the executive vice president of First Union from January 2004

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to April 2004. Mr. Braverman has also served as the executive vice president of Shelbourne I, Shelbourne II and Shelbourne III. Mr. Braverman also serves on the board of directors of First Union.

        Thomas Staples.     Mr. Staples is the chief financial officer of Newkirk REIT. Mr. Staples has served as chief financial officer of Newkirk MLP Corp. since January 2002. Mr. Staples has been with Winthrop Financial Associates since 1995 and has served as its chief financial officer since January 1999. Mr. Staples has also been the chief financial officer of First Union since January 2004. Since August 2002, Mr. Staples has also served as assistant treasurer of Shelbourne I, Shelbourne II and Shelbourne III. Mr. Staples is a certified public accountant.

        Carolyn Tiffany.     Ms. Tiffany is the chief operating officer and secretary of Newkirk REIT. Ms. Tiffany has been chief operating officer and secretary of Newkirk MLP Corp. since January 2002 and First Union since January 2004. Since December 1997, Ms. Tiffany has served as the chief operating officer of Winthrop Financial Associates. Ms. Tiffany also served as vice president, treasurer, secretary and chief financial officer of Shelbourne I, Shelbourne II and Shelbourne III.

        Lara Sweeney Johnson.     Ms. Johnson is the executive vice president and a member of the board of directors of Newkirk REIT. From April 1996 to March 2003, and since April 2005 she has served as senior vice president of Winthrop Financial Associates. Ms. Johnson has also served as a vice president of Shelbourne I, Shelbourne II and Shelbourne III since April 1, 1996.

        Harold First.     Harold First has been a financial consultant since 1993. From December 1990 through January 1993, Mr. First served as Chief Financial Officer of Icahn Holding Corp., a privately held holding company. Mr. First currently serves on the Board of Directors of Panaco Inc., an oil and gas drilling company. He is a Certified Public Accountant.

        Richard Frary.     Mr. Frary is the founding partner and majority shareholder of Tallwood Associates, Inc., a private merchant banking firm founded in 1990 primarily engaged in real estate acquisition, management and development. He also serves on the boards of directors of Tarragon Corporation, a publicly traded real estate investment trust, and Johns Hopkins University.

        Isidore Mayrock.     Mr. Mayrock has been a Principal Partner of Fortunoff, a leading operator of full-line department stores selling jewelry and home furnishings throughout the New York metropolitan area, since 1978. He has also been Managing Partner of Westbury Properties Investment Corp., which manages the Fortunoff real estate portfolio, since 1990.

        Lewis Meltzer.     Mr. Meltzer is an attorney and Managing Partner of the law firm of Meltzer, Lippe, Goldstein & Breitstone, LLP, which he founded in 1970. Mr. Meltzer's practice encompasses real estate, tax, corporate and high net worth estate planning.

        Laura Pomerantz.     Ms. Pomerantz is a Principal of PBS Realty Advisors, LLC, a company which provides commercial real estate advisory and brokerage services to large institutional and corporate clients. The partnership was formed in September of 2002. Prior to that time, she was associated with Newmark & Company Real Estate, Inc., a commercial real estate company, as Senior Managing Director and served in this capacity from August 1996 to August 2002. Ms. Pomerantz served as Executive Vice President and a Director of the Leslie Fay Companies, Inc., an apparel design and manufacturing company, from January 1993 to November 1994, and as Senior Vice President and Vice President of Leslie Fay from 1986 through 1992.

        Miles Stuchin.     Mr. Stuchin is the founder and CEO of Access Capital, Inc., a New York based specialty finance and venture capital company, and of Charter Realty, an owner-manager of Manhattan residential apartment buildings. He is a Director of the Commercial Finance Association and the Vice-Chairman of the Board of Trustees of Horace Mann School.

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        Steven Zalkind.     Mr. Zalkind has been a principal with Resource Investments Limited, L.L.C., a real estate management and investment company that currently owns, operates and manages over 6,000 apartment units and 500,000 square feet of retail shopping centers, for the past five years. Mr. Zalkind has extensive experience in the operation, management and financing of real estate projects including apartment buildings, shopping centers and office buildings and has been involved in real estate acquisitions and resales totaling in excess of $1.5 billion.

        There are no family relationships among any of the individuals listed above.

ADDITIONAL INFORMATION ABOUT THE PARTNERSHIP

        The Partnership is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC relating to its business, financial condition and other matters. Such reports and other information may be inspected at the public reference facility maintained by the Securities and Exchange Commission (the "SEC") at 100 F Street, N.E., Room 1508, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. The SEC also maintains a site on the world wide web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of Units held as of September 30, 2005 by (i) each person that, to our knowledge, beneficially owns more than 5% of the total number of Units, (ii) each officer or director of the manager of the Partnership's general partner, and (iii) the directors and executive officers of the general partner's manager as a group:

Name and Address of Beneficial Owner	Number of Units		Percent of Total Units
Michael Ashner Apollo Real Estate Investment Fund III, L.P. Apollo Real Estate Advisors III, L.P. Apollo Real Estate Management III, L.P.(3)	3,614,368	(1)(2)	57.7%
Vornado Realty Trust 888 Seventh Avenue New York, NY 10019	1,404,022	(2)(4)	22.4%
Peter Braverman(3)(5)	0		—
Thomas Staples(3)(5)	0		—
Carolyn Tiffany(3)(5)	0		—
All executive officers and directors as a group (4 individuals)	3,614,368	(1)(2)	57.7%

(1)
Comprised of units that are held by Newkirk RE Holdings LLC, Newkirk NL Holdings LLC, Newkirk Tender Holdings LLC, Marbax Venture LLC, AP-WIN Associates, L.L.C., AP-III WEM WIN Tender LLC and AP-IV WEM WIN Tender LLC, each of which is directly or indirectly controlled by either WEM-Brynmawr Associates LLC, WEM Fund 1998 Limited Partnership or WEM-WIN Tender Associates (the "WEM Entities") and by Apollo Fund. A substantial majority of the interetss in the WEM Entities are owned by Apollo. For purposes of Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), as the sole manager of each of the WEM Entities, Mr. Ashner may be deemed to be the beneficial owner of all units beneficially owned by

17

  the WEM Entities. In addition, for purposes of Section 13 of the Exchange Act, as the general partner of Apollo Fund, Apollo Advisors may be deemed to be the beneficial owner of all units beneficially owned by Apollo Fund, and all such units may be deemed to be beneficially owned by Apollo Management as the day-to-day manager of Apollo Fund.

(2)
Due to the relationships between the individual and entities referred to on this chart and in notes (1) and (4) thereto, such individual and entities may be deemed to constitute a "group" for purposes of Section 13d-3 of the Exchange Act.

(3)
The address for Apollo Real Estate Investment Fund III, L.P. ("Apollo Fund"), Apollo Real Estate Advisors III, L.P. ("Apollo Advisors"), and Apollo Real Estate Management III, L.P. ("Apollo Management") is 2 Manhattanville Road, Purchase, New York 10577. The address for Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, New York 11753. The address for Mr. Staples and Ms. Tiffany is 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

(4)
Comprised of units that are held by VNK Corp., Vornado Newkirk L.L.C. and Vornado Realty L.P., each of which is controlled by Vornado.

(5)
Does not include units held in entities in which such person has an economic interest but over which such person has no control.

Changes in Control

        Other than the election of Newkirk REIT as the Partnership's general partner and the acquisition of Units by Newkirk REIT, there exists no arrangement known to the Partnership the operation of which may at a subsequent date result in a change in control of the Partnership.

Securities Authorized for Issuance under Equity Compensation Plans

        The Partnership has no securities authorized for issuance under any equity compensation plans of the Partnership.

COMPENSATION OF THE GENERAL PARTNER

        None of the Partnership, the Partnership's current general partner or Newkirk REIT presently have any employees. Newkirk REIT may hire employees to perform acquisition, disposition and financing services. Following the consummation of the REIT IPO, the Advisor will provide the services of its executive officers and employees to perform asset management services and run the Partnership's and Newkrk REIT's day-to-day operations. The Advisor will pay its executive officers and employees from the proceeds of the base management, incentive management and other fees it receives from Newkirk REIT. In addition, none of the current employees, officers or directors of your general partner's manager will be entitled to grants under Newkirk REIT's stock incentive plan until at least four years following completion of the REIT IPO.

        Winthrop Financial Associates presently provides the services of some of its employees, including the executive officers of the manager of the Partnership's current general partner, to perform asset management services for the Partnership. Winthrop Financial Associates receives an annual fee which was originally fixed at $1,800,000 (subject to adjustment based on increases in the CPI) for 2002 for its services to the Partnership and certain other affiliated partnerships. The CPI adjustment for 2003 was 2.4% bringing the fee to $1,843,200 and for 2004 was 2.3% bringing the fee to $1,881,951. Following the consummation of the REIT IPO, this arrangement will be terminated. However, Newkirk REIT's Advisor intends to subcontract to Winthrop Financial Associates a substantial portion of the services to be provided to Newkirk REIT and to the Partnership. Winthrop Financial Associates will be entitled to

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receive the first $4.2 million (subject to an annual consumer price index increase) in base management fees earned by the Advisor per annum for such services.

        Under the terms of the Amended Partnership Agreement, the Partnership will be required to reimburse Newkirk REIT for all amounts Newkirk REIT spends in connection with its position as general partner of the Partnership. See "DESCRIPTION OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP—Operations" above.

CERTAIN RELATED PARTY TRANSACTIONS

T-Two Partners; T-2 Certificate

        T-Two Partners, an affiliate of Apollo, Vornado and the WEM entities (the "MLP affiliates"), is the 100% beneficial owner of certain contract right subordinate mortgage notes evidenced by an interest in a grantor trust or "T-2 Certificate" on 158 of the Partnership's properties as well as additional second mortgages on 126 other triple net-leased properties.

        As of August 31, 2005, the outstanding contractual balance, including accrued interest, on the Partnership's contract right indebtedness beneficially owned by T-Two Partners was approximately $276,322,000. That indebtedness bears interest at rates ranging from 8.1% per annum to 13.9% per annum. During 2004 and the first six months of 2005, the Partnership paid approximately $71,862,000 and $16,405,000 on these obligations, approximately $59,974,000 and $16,218,000, respectively of which was applied to the payment of interest, including deferred interest. Of the amounts paid for 2004 and the first six months of 2005, approximately $60,769,000 and $12,789,000, respectively, was applied by T-Two Partners to make payments on a loan, which we refer to as the Original T-Two Loan, that was guaranteed by the Partnership, and the balance was retained by T-Two Partners as cash reserves. The Original T-Two Loan was made in November 2003 in the principal amount of $316.5 million and was secured by all of the assets of T-Two Partners, including the contract right mortgage notes receivable from the Partnership. In August 2005 T-Two Partners refinanced the Original T-Two Loan with a new loan from KeyBank and Bank of America in the principal amount of approximately $272.2 million. The new loan, which we refer to as the New T-Two Loan, is also secured by all of the assets of T-Two Partners and guaranteed by the Partnership. Currently, the Partnership believes that it has no exposure to loss under the guarantee since the New T-Two Loan is overcollateralized. The Partnership has an option to acquire of all the assets of T-Two Partners by assuming the obligations of T-Two Partners under the New T-Two Loan and intends to exercise this option prior to consummation of the REIT IPO. Upon exercise of the option, the Partnership will also acquire the cash reserves of T-Two Partners. As of August 31, 2005, the aggregate balance on all of the mortgages owned by T-Two Partners, including the mortgages on the Partnership's properties, was $269,870,000. In addition, as of August 31, 2004 the cash reserves of T-Two Partners were approximately $44,100,000 and the outstanding balance on the T-Two Loan, including accrued interest, was approximately $271,989,000.

Mortgage Indebtedness of Property

        MLP affiliates own approximately 53% of the second mortgage indebtedness encumbering properties owned by the Partnership in El Segundo, California. These entities acquired this interest in December 2002 for a purchase price of $1,012,486, exclusive of closing costs. During 2004 and the first six months of 2005, the Partnership incurred approximately $715,000 and $369,000 of interest expense on this mortgage indebtedness, respectively, $66,000 and $33,000, respectively, of which was paid to these entities and the balance of which was added to the principal balance of the mortgage indebtedness. At December 31, 2004, the balance on the portion of this mortgage held by these entities was $15,232,000.

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Asset Management Agreement

        Winthrop Financial Associates, an affiliate of the Advisor and your general partner's management team presently provides the services of some of its employees, including the executive officers of your general partner's manager, to perform asset management services for the Partnership. Winthrop Financial Associates receives an annual fee which was originally fixed at $1,800,000 (subject to adjustment based on increases in the CPI) for 2002 for its services to the Partnership and certain other affiliated partnerships. The CPI adjustment for 2003 was 2.4% bringing the fee to $1,843,200 and for 2004 was 2.3% bringing the fee to $1,881,952. Following the consummation of the REIT IPO, this arrangement will be terminated.

Sale of Property

        On July 29, 2004, the Partnership sold 25 properties to Vornado, a limited partner in the Partnership and an affiliate of the Partnership's general partner, for a sales price of $63,800,000. The price paid by Vornado was in excess of an offer received from an unaffiliated third party after the properties had been marketed extensively. The Partnership used sales proceeds of $31,541,000 to pay off contract right debt of which approximately $31,016,000 was paid to T-Two Partners and approximately $23,733,000 to pay down a note payable to Bank of America.

SECTION 16 COMPLIANCE

        Based solely upon a review of the filings furnished to the Partnership pursuant to Rule 16a-3(e) promulgated under the Exchange Act and written representations from its executive officers, general partner and persons who own beneficially more than 10% of its outstanding Units, all filing requirements of Section 16(a) of the Exchange Act were timely complied with through the date hereof, except as follows:

        (i)    On one occasion in fiscal 2005, WEM-Brynmawr Associates LLC, Apollo Real Estate Advisors III L.P., Apollo, Michael Ashner, Newkirk Tender Holdings LLC, Newkirk RE Holdings LLC, and Apollo Real Estate Management III L.P. failed to timely file a joint Statement of Changes in Beneficial Ownership on Form 4 ("Form 4"). This form has since been filed. In addition, on one occasion in fiscal 2005, Vornado, Vornado Realty LP, VNK Corp., and Vornado Newkirk LLC (collectively, the "Vornado Filers") failed to file Form 4 for the same transaction. This form has since been filed; and

        (ii)   On one occasion in fiscal 2004, WEM WIN Tender Associates LLC, AP4 WEM WIN Tender LLC, Apollo Real Estate Advisors III L.P., AP WIN Associates LLC, Michael Ashner, AP3 WEM WIN Tender LLC, WEM Fund 1998 LP, Apollo Real Estate Management III L.P., and Apollo failed to timely file a joint Statement of Changes in Beneficial Ownership on Form 4. This form has since been filed. In the same fiscal year, the Vornado Filers failed to timely file a Form 4, which has since been filed.

NO CONSENTS REQUIRED

        The Partnership has fixed September 30, 2005 as the Record Date for determining Limited Partners entitled to notice of the Actions.

        Pursuant to the Current Partnership Agreement, the Partnership's general partner may be removed, with or without cause, upon the consent of Limited Partners who own a majority of the Partnership's outstanding Units. In addition, amendments to the Current Partnership Agreement may be proposed only by the Partnership's general partner. Following such proposal the general partner must submit any proposed amendment to the Limited Partners. A proposed amendment will be deemed adopted and effective if it is approved by the general partner and it receives the consent of Limited Partners owning a majority of the Units.

20

        As of the Record Date, there were 6,266,434 Units issued and outstanding. Affiliates of Apollo and Vornado and the WEM entities currently own, in the aggregate, 5,018,390 units or approximately 80%, of the outstanding Units. They have consented to and approved the Actions. The general partner has also approved the Amended Partnership Agreement.

        The Actions will be effective upon the consummation of the REIT IPO, but in no event sooner than twenty calendar days from the date hereof. If, for any reason the REIT IPO is not consummated, the Actions will not be taken.

EXPENSES

        The cost of preparing, assembling, printing and mailing this Information Statement will be borne by the Partnership.

THE NEWKIRK MASTER LIMITED PARTNERSHIP

21

EXHIBIT A

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

THE NEWKIRK MASTER LIMITED PARTNERSHIP

a Delaware limited partnership

dated as of                        , 2005

i

ii

iii

AMENDED AND RESTATED AGREEMENT
OF
LIMITED PARTNERSHIP
OF
THE NEWKIRK MASTER LIMITED PARTNERSHIP

        THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF The Newkirk Master Limited Partnership, made effective as of , 2005, is entered into by and among MLP GP LLC, a Delaware limited partnership (the "Withdrawing General Partner"), Newkirk Realty Trust, Inc., a Maryland corporation (defined herein as the "General Partner"), as the general partner of and a limited partner in the Partnership, and the General Partner, on behalf of and as attorney in fact for each of the persons and entities currently reflected on the books and records of the Partnership as a Limited Partner in the Partnership, together with any other Persons who become Partners in the Partnership as provided herein.

        WHEREAS, the Partnership was formed under the name "The Newkirk Master Limited Partnership" on October 11, 2001, and, on October 23, 2001, the Partnership adopted an Agreement of Limited Partnership (the "Prior Agreement");

        WHEREAS, as of the time that shares of the General Partner are initially sold pursuant to its initial public offering of Common Shares (the "Effective Time"), (i) the General Partner is making a capital contribution to the Partnership in exchange for a general partner's interest and limited partner's interest and (ii) the General Partner is being appointed as the successor general partner to MLP GP LLC, pursuant to Section 12.2 of the Prior Agreement;

        WHEREAS, the Withdrawing General Partner and the General Partner have determined that it is in the best interest of the Partnership and its partners to amend and, in connection therewith, to restate the Prior Agreement to reflect, among things, the withdrawal of the Withdrawing General Partner as a general partner of the Partnership, and the admission of the General Partner as the general partner of the Partnership.

        WHEREAS, in accordance with the terms of the Prior Agreement, the Prior General Partner and a majority in interest of the Limited Partners have consented to the amendment and restatement of the Prior Agreement as provided for herein, effective as of the Effective Time;

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, General Partner hereby amends and restates the Prior Agreement in its entirety as follows:

ARTICLE I
DEFINED TERMS

        The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

        "Act" means the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101 et seq.), as it may be amended from time to time, and any successor to such statute.

        "Actions" has the meaning set forth in Section 7.6 hereof.

        "Additional Funds" has the meaning set forth in Section 4.3.A hereof.

        "Additional Limited Partner" means a Person who is admitted to the Partnership as a Limited Partner pursuant to Section 4.2 and Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

        "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Partnership Year, after giving effect to the following adjustments:

          (i)    decrease such deficit by any amounts that such Partner is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Partner's Partnership Interest or is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(g) (1) and 1.704-2 (i)(5); and

          (ii)    increase such deficit by the items described in Regulations Section 1.704-1(b)(2) (ii)(d)(4), (5) and (6).

        The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Regulations Section 1.704-1(b)(2) (ii)(d) and shall be interpreted consistently therewith.

        "Advisor" means NKT Advisors LLC, a Delaware limited liability company, or any successor-in-interest thereto or assignee of NKT Advisors LLC's interest in and obligations under the Advisory Agreement.

        "Advisor Voting Direction Exclusions" means the following two permissible exclusions to the Voting Direction Provision: (1) Vornado Realty Trust will not be granted LP Direction Votes with respect to the election of members of the General Partner's board of directors at any time when any affiliate of Vornado Realty Trust is serving or standing for election as a member of the General Partner's board of directors and (2) at all other times, Vornado Realty Trust's right to LP Direction Votes with respect to the election of the General Partner's board of directors will be limited to the number of Partnership Common Units that Vornado Realty Trust then owns, not to exceed an amount of Partnership Common Units equal to 9.9% of the Common Shares, on a fully diluted basis that assumes the acquisition by the General Partner of all Partnership Common Units that are subject to the Redemption right set forth in Section 8.6A in exchange for REIT Consideration (whether or not such Redemption right is then exercisable).

        "Advisory Agreement" means that certain Advisory Agreement that the Partnership currently anticipates entering into with the Advisor and the General Partner, as the same may be amended or supplemented from time to time.

        "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agreement" means this Amended and Restated Agreement of Limited Partnership of The Newkirk Master Limited Partnership, as it may be amended, supplemented or restated from time to time.

        "Applicable Percentage" has the meaning set forth in Section 8.6.B hereof.

        "Appraisal" means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.

        "Articles of Incorporation" means the Articles of Incorporation of the General Partner filed with the State Department of Assessments and Taxation of Maryland, as amended, supplemented or restated from time to time.

        "Assignee" means a Person to whom one or more Partnership Common Units have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5 hereof.

        "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to close.

        "Capital Account" means, with respect to any Partner, the Capital Account maintained by the General Partner for such Partner on the Partnership's books and records in accordance with the following provisions:

  A.
  Capital Accounts shall be maintained in compliance with Regulations Sections 1.704-1(b) and 1.704-2.

  B.
  The General Partner shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.

  C.
  Immediately prior to the General Partner's Capital Contribution, the Capital Accounts of the existing Partners were adjusted to reflect their allocable share (under the Prior Agreement) of the Net Income created by adjusting the Gross Asset Values of the Partnership's properties to equal their respective fair market values.

        "Capital Account Deficit" has the meaning set forth in Section 13.2.C hereof.

        "Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership pursuant to Section 4.1, 4.2 or 4.3 hereof or is deemed to contribute pursuant to Section 4.4 hereof.

        "Cash Amount" means, with respect to a Tendering Party, an amount of cash equal to the product of (a) the Value of a Common Share and (b) such Tendering Party's Common Shares Amount determined as of the date of receipt by the General Partner of such Tendering Party's Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day.

        "Certificate" means the Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

        "Closing Price" has the meaning set forth in the definition of "Value."

        "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

        "Common Share" means a share of the General Partner's Common Stock, par value $.01 per share. Where relevant in this Agreement, "Common Shares" includes shares of the General Partner's Common Stock, par value $.01 per share, issued upon conversion of Preferred Shares or Junior Shares.

        "Common Shares Amount" means a number of Common Shares equal to the product of (a) the number of Tendered Units and (b) the Redemption Factor in effect on the Specified Redemption Date with respect to such Tendered Units; provided, however, that, in the event that the General Partner issues to all holders of Common Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the General Partner's shareholders to subscribe for or purchase Common Shares or any other securities or property (collectively, the "Rights"), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date but which Rights will not be distributed before the relevant Specified Redemption Date, then the Common Shares Amount shall also include such Rights that a holder of that number of Common Shares would be entitled to receive, expressed, where relevant hereunder, in a number of Common Shares determined by the General Partner in good faith.

        "Company Employees" means the employees of the Partnership, the General Partner and any of their subsidiaries.

        "Consent" means the consent to, approval of, or vote in favor of a proposed action by a Partner given in accordance with Article XIV hereof.

        "Consent of the Limited Partners" means the Consent of a Majority in Interest of the Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by a Majority in Interest of the Limited Partners.

        "Contributed Property" means each item of Property or other non-cash asset contributed to the Partnership.

        "Cut-Off Date" means the fifth (5th) Business Day after the General Partner's receipt of a Notice of Redemption.

        "Debt" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

        "Depreciation" means, for each Partnership Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

        "Distributed Right" has the meaning set forth in the definition of "Redemption Factor."

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Family Members" means, as to a Person that is an individual, such Person's spouse, ancestors, descendants(whether by blood or by adoption), brothers and sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants(whether by blood or by adoption), brothers and sisters are beneficiaries.

        "Funding Debt" means any Debt incurred by or on behalf of the General Partner for the purpose, in whole or in part, of providing funds to the Partnership.

        "General Partner" means Newkirk Realty Trust Inc., a Maryland corporation, and its successors and assigns, as the general partner of the Partnership in its capacity as general partner of the Partnership.

        "General Partner Interest" means the Partnership Interest held by the General Partner, which Partnership Interest is an interest as a general partner under the Act. A General Partner Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or any other Partnership Units.

        "General Partner Loan" has the meaning set forth in Section 4.3.D hereof.

        "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

          (a)    The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner and agreed to by the contributing Partner. In any case in which the General Partner and the contributing Partner are unable to agree as to the gross fair market value of any contributed asset or assets, such gross fair market value shall be determined by Appraisal.

          (b)    The Gross Asset Values of all assets held by the Partnership immediately prior to the General Partner's Capital Contribution were adjusted to equal their gross fair market values, as determined by the General Partner and the Withdrawing General Partner, and shall be adjusted immediately prior to the occurrence of any event described in clause (i), clause (ii), clause (iii), clause (iv) or clause (v) hereof to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the following times:

            (i)    the acquisition of an interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the General Partner pursuant to Section 4.2 hereof) by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

            (ii)    the distribution by the Partnership to a Partner of more than a de minimis amount as consideration for an interest in the Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

            (iii)    the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

            (iv)    upon the admission of a successor General Partner pursuant to Section 12.1 hereof; and

            (v)    at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

          (c)    The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the General Partner.

          (d)    The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2) (iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

          (e)    If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection(d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

        "Holder" means any Partner, and any Assignee which is treated as a partner in the Partnership for federal income tax purposes.

        "Incapacity" or "Incapacitated" means, (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, or the revocation of the corporation's charter; (iii) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.

        "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as (a) the General Partner, or (b) a director of the General Partner or an officer or employee of the Partnership, the General Partner and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

        "Independent Director" shall have the meaning assigned to such term under the rules and regulations of the principal national securities exchange or interdealer quotation system on which the Common Shares are then listed.

        "IRS" means the Internal Revenue Service.

        "Junior Share" means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the Common Shares.

        "Limited Partner" means any Person reflected as a Limited Partner on the books and records of the Partnership, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

        "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or other Partnership Units.

        "Liquidating Event" has the meaning set forth in Section 13.1 hereof.

        "Liquidator" has the meaning set forth in Section 13.2.A hereof.

        "Lock-Out Date" means, unless otherwise agreed by the Partnership and a Limited Partner, one-year from the date of the Effective Time.

        "LP Direction Votes" has the meaning set forth in Section 7.1A(6).

        "Majority in Interest of the Limited Partners" means Limited Partners holding more than fifty percent (50%) of the outstanding Partnership Common Units held by all Limited Partners.

        "Market Price" has the meaning set forth in the definition of "Value."

        "Net Income" or "Net Loss" means, for each Partnership Year of the Partnership, an amount equal to the Partnership's taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a) (1) shall be included in taxable income or loss), with the following adjustments:

          (a)    Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss" shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

          (b)    Any expenditure of the Partnership described in Code Section 705(a)(2)(b) or treated as a Code Section 705(a)(2)(b) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss," shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

          (c)    In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of "Gross Asset Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

          (d)    Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (e)    In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for the period;

          (f)    To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

          (g)    Notwithstanding any other provision of this definition of "Net Income" or "Net Loss," any item that is specially allocated pursuant to Section 6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of "Net Income" or "Net Loss."

        "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

        "Nonrecourse Liability" has the meaning set forth in Regulations Section 1.752-1(a)(2).

        "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit A attached to this Agreement.

        "Other Securities" means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase Common Shares or Preferred Shares, excluding Preferred Shares, Junior Shares and grants under the Stock Option Plans, or (ii) any Debt issued by the General Partner that provides any of the rights described in clause (i).

        "Ownership Limit" means the applicable restriction or restrictions on ownership of shares of the General Partner imposed under the Articles of Incorporation.

        "Partner" means the General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

        "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

        "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4).

        "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

        "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

        "Partnership Common Unit" means a fractional share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2 hereof, but does not include any Partnership Preferred Unit or any other Partnership Unit specified in a Partnership Unit Designation or this Agreement as being other than a Partnership Common Unit; provided, however, that the General Partner Interest and the Limited Partner Interests shall have the differences in rights and privileges as specified in this Agreement. The ownership of Partnership Common Units may be (but need not, in the sole and absolute discretion of the General Partner) evidenced by the form of certificate for Partnership Common Units attached hereto as Exhibit B.

        "Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or other Partnership Units.

        "Partnership Junior Unit" means a fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.1, Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the Partnership Common Units.

        "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

        "Partnership Preferred Unit" means a fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.1, Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Partnership Common Units.

        "Partnership Record Date" means a record date established by the General Partner for a distribution pursuant to Section 5.1 hereof, which record date shall generally be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its share of such distribution.

        "Partnership Unit" shall mean a Partnership Common Unit, a Partnership Preferred Unit, a Partnership Junior Unit or any other fractional share of the Partnership Interests that the General Partner has authorized pursuant to Section 4.1, Section 4.2 or Section 4.3 hereof.

        "Partnership Unit Designation" shall have the meaning set forth in Section 4.2 hereof.

        "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

        "Percentage Interest" means, as to each Partner, its interest, if any, in the Partnership Common Units as determined by dividing the Partnership Common Units owned by such Partner by the total number of Partnership Common Units then outstanding. To the extent that the Partnership issues more than one class or series of Partnership Interests, the interest of such class or series shall be determined as set forth in this Agreement or any amendment hereto.

        "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

        "Preferred Share" means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Common Shares.

        "Property" or "Properties" means any assets and property of the Partnership such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time, and "Property" shall mean any one such asset or property.

        "Qualified REIT Subsidiary" means a qualified REIT subsidiary of the General Partner within the meaning of Code Section 856(i)(2).

        "Qualified Transferee" means an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

        "Qualifying Party" means (a) a Limited Partner (other than the General Partner to the extent it is also a Limited Partner), (b) an Additional Limited Partner, or (c) a Substituted Limited Partner succeeding to all or part of a Limited Partner Interest of a Limited Partner or an Additional Limited Partner.

        "Redemption" has the meaning set forth in Section 8.6.A hereof.

        "Redemption Factor" means 1.0; provided, however, that in the event that:

          (i)    the General Partner (a) declares or pays a dividend on its outstanding Common Shares in Common Shares or makes a distribution to all holders of its outstanding Common Shares in Common Shares, (b) splits or subdivides its outstanding Common Shares or (c) effects a reverse stock split or otherwise combines its outstanding Common Shares into a smaller number of Common Shares, the Redemption Factor shall be adjusted by multiplying the Redemption Factor previously in effect by a fraction, (i) the numerator of which shall be the number of Common Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;

          (ii)    the General Partner distributes any rights, options or warrants to all holders of its Common Shares to subscribe for or to purchase or to otherwise acquire Common Shares (or other securities or rights convertible into, exchangeable for or exercisable for Common Shares) at a price per share less than the Value of a Common Share on the record date for such distribution (each a "Distributed Right"), then the Redemption Factor shall be adjusted by multiplying the Redemption Factor previously in effect by a fraction (a) the numerator of which shall be the number of Common Shares issued and outstanding on the record date plus the maximum number of Common Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of Common Shares issued and outstanding on the record date plus a fraction (1) the numerator of which is the maximum number of Common Shares purchasable under such Distributed Rights times the minimum purchase price per Common Share under such Distributed Rights and (2) the denominator of which is the Value of a Common Share as of the record date; provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Redemption Factor shall be adjusted, effective retroactively to the date of distribution of the Distributed Rights, to reflect a reduced maximum number of Common Shares or any change in the minimum purchase price for the purposes of the above fraction; and

          (iii)    the General Partner shall, by dividend or otherwise, distribute to all holders of its Common Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection (i) above), which evidences of indebtedness or assets relate to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership, then the Redemption Factor shall be adjusted to equal the amount determined by multiplying the Redemption Factor in effect immediately prior to the close of business on the date fixed for determination of shareholders entitled to receive such distribution by a fraction (i) the numerator of which shall be such Value of a Common Share on the date fixed for such determination and (ii) the denominator of which shall be the numerator less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one Common Share.

Any adjustments to the Redemption Factor shall become effective immediately after the effective date of such event, retroactive to the record date, if any, it being intended that (x) adjustments to the Redemption Factor are to be made to avoid unintended dilution or anti-dilution as a result of transactions in which Common Shares are issued, redeemed or exchanged without a corresponding issuance, redemption or exchange of Partnership Common Units and (y) if a Specified Redemption Date shall fall between the record date and the effective date of any event of the type described above, that the Redemption Conversion Factor applicable to such redemption shall be adjusted to take into account such event, provided, however, that any Limited Partner may waive, by written notice to the General Partner, the effect of any adjustment to the Redemption Factor applicable to the Partnership

Common Units held by such Limited Partner, and, thereafter, such adjustment will not be effective as to such Partnership Common Units.

        "Regulations" means the applicable income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

        "Regulatory Allocations" has the meaning set forth in Section 6.3.B(viii) hereof.

        "Restricted Partnership Common Units" has the meaning set forth in Section 4.10 hereof.

        "REIT" means a real estate investment trust qualifying under Code Section 856.

        "REIT Consideration" means the aggregate number of Common Shares equal to the product of the Common Shares Amount and the Applicable Percentage.

        "REIT Expenses" means (i) costs and expenses relating to the continuity of existence of the General Partner and any Person (other than the Partnership) in which the General Partner owns an equity interest, to the extent not prohibited by Section 7.4 (which Persons shall, for purposes of this definition, be included within the definition of "General Partner"), including taxes, fees and assessments associated therewith (other than federal, state or local income taxes imposed upon the General Partner as a result of the General Partner's failure to distribute to its shareholders an amount equal to its taxable income), any and all costs, expenses or fees payable to any trustee or director of the General Partner, (ii) costs and expenses relating to any offer or registration of securities by the General Partner (the proceeds of which will be contributed or advanced to the Partnership) and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offer of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the SEC, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the SEC, and (v) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business; provided, however, that any of the foregoing expenses that are determined by the General Partner to be expenses relating to the ownership and operation of, or for the benefit of, the Partnership shall be treated as reimbursable expenses under Section 7.3.B hereof rather than as "REIT Expenses."

        "REIT Partner" means (a) a Partner, including, without limitation, the General Partner, that maintains an election to qualify as, a REIT, (b) any Qualified REIT Subsidiary of any Partner that maintains an election to qualify as a REIT and (c) any Partner that is a Qualified REIT Subsidiary of a REIT.

        "REIT Payment" has the meaning set forth in Section 15.11 hereof.

        "REIT Requirements" means the requirements for qualification as a REIT under the Code and Regulations, including, without limitation, the distribution requirements contained in Section 857(a) of the Code.

        "Related Party" means, with respect to any Person, any other Person whose ownership of shares of the General Partner's capital stock would be attributed to the first such Person under Code Section 544 (as modified by Code Section 856(h)(1)(b)).

        "Rights" has the meaning set forth in the definition of "Common Shares Amount."

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Services Agreement" means any management, development or advisory agreement with a property and/or asset manager for the provision of property management, asset management, leasing, development and/or similar services with respect to the Properties and any agreement for the provision of services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, financial advisors and other professional services, including, without limitation, the Advisory Agreement.

        "Special Voting Preferred Stock" means shares of Special Voting Preferred Stock, $0.01 par value per share, of the General Partner, as designated by articles supplementary to the Articles of Incorporation.

        "Specified Redemption Date" means the tenth (10th) Business Day after the receipt by the General Partner of a Notice of Redemption; provided, however, that a Specified Redemption Date, as well as the closing of a Redemption or an acquisition of Tendered Units by a REIT Partner pursuant to Section 8.6.B hereof on any Specified Redemption Date, may be deferred, in the General Partner's sole and absolute discretion, for such time (but in any event not more than one hundred fifty (150) days in the aggregate) as may reasonably be required to effect, as applicable, (i) compliance with the Securities Act or other laws (including, but not limited to, (a) state "blue sky" or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), or (ii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature.

        "Stock Option Plan" means any stock option plan hereafter adopted by the Partnership or the General Partner.

        "Subsidiary" means, with respect to any Person, any other Person (which is not an individual) of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

        "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4 hereof.

        "Taxable REIT Subsidiary" has the meaning set forth in Section 856(l) of the Code.

        "Tax Items" has the meaning set forth in Section 6.4.A hereof.

        "Tendered Units" has the meaning set forth in Section 8.6.A hereof.

        "Tendering Party" has the meaning set forth in Section 8.6.A hereof.

        "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership; except that sales or other dispositions of assets to a Subsidiary will not be deemed a Terminating Capital Transaction.

        "Transfer," when used with respect to a Partnership Unit, or all or any portion of a Partnership Interest, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that except as otherwise provided in Article XI, when the term is used in Article XI hereof, "Transfer" does not include (a) any Redemption of Partnership Common Units by the Partnership, or acquisition of Tendered Units by a REIT Partner, pursuant to Section 8.6 hereof or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation. The terms "Transferred" and "Transferring" have correlative meanings.

        "Unitholder" means the General Partner or any Holder of Partnership Units.

        "Value" means, on any date of determination with respect to a Common Share, the average of the daily Market Prices for ten (10) consecutive trading days immediately preceding the date of determination except that, as provided in Section 4.4.B. hereof, the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Stock Option Plan shall be substituted for such average of daily market prices for purposes of Section 4.4 hereof. For purposes of Section 8.6, the "date of determination" shall be the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding Common Shares, the Closing Price for such Common Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Common Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Common Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Common Shares are listed or admitted to trading or, if such Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Common Shares selected by the Board of Directors of the General Partner or, in the event that no trading price is available for such Common Shares, the fair market value of the Common Shares as determined in good faith by the Board of Directors of the General Partner.

        In the event that the Common Shares Amount includes Rights (as defined in the definition of "Common Shares Amount") that a holder of Common Shares would be entitled to receive, then the Value of such Rights shall be determined by the General Partner acting in good faith.

        "Voting Direction Provision" has the meaning set forth in Section 7.1A(6)

ARTICLE II
ORGANIZATIONAL MATTERS

        Section 2.1    Organization.     The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

        Section 2.2    Name.     The name of the Partnership is "The Newkirk Master Limited Partnership." The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "LP," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners.

        Section 2.3    Registered Office and Agent; Principal Office.     The address of the registered office of the Partnership in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808,and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is Corporation Service Company. The principal office of the Partnership is located at 7 Bulfinch Place, Suite 500, PO Box 9507, Boston, Massachusetts 02114, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

        Section 2.4    Power of Attorney.

        A.    Each Limited Partner hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

          (1)   execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership(or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, Article XII or Article XIII hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership Interests; and

          (2)   execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.

        B.    The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units or Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or the Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

        Section 2.5    Term.     Pursuant to Section 17-217(d) of the Act, the term of the Partnership commenced on October 11, 2001 and shall continue until the Partnership is dissolved pursuant to the provisions of Article XIII hereof or as otherwise provided by law.

ARTICLE XII
PURPOSE

        Section 3.1    Purpose and Business.     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT and avoid the imposition of federal income and excise taxes on the General Partner, unless the General Partner ceases to qualify, or is not qualified, as a REIT for any reason or reasons; (ii) to enter into any partnership, joint venture, limited liability company or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged, directly or indirectly, in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing. Notwithstanding the foregoing, the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under the Articles of Incorporation.

        Section 3.2    Powers.     The Partnership shall have full power and authority to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

        Section 3.3    Partnership Only for Partnership Purposes.     This Agreement shall not be deemed to create a company, venture or partnership between or among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, and the Partnership shall not be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the provisions of this Agreement and the Act.

        Section 3.4    Representations and Warranties by the Parties.

        A.    Each Additional Limited Partner and Substituted Limited Partner that is an individual, as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner, respectively, shall, by executing this Agreement or a counterpart thereof, represent and warrant to each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner's property is bound, or any statute, regulation, order or other law to which such Partner is subject, (ii) subject to the last sentence of this Section 3.4.A, such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iii) such Partner does not own, directly or indirectly, (a) nine and eight tenths percent (9.8%) or more of the total combined voting power of all classes of stock entitled to vote, or nine and eight tenths percent (9.8%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (A) the General Partner or any Qualified REIT Subsidiary, (B) the Partnership or (C) any partnership, venture or limited liability company of which the General Partner, any Qualified REIT Subsidiary or the Partnership is a member, as reflected on the then current tenant list to be maintained by the General Partner (the "Tenant List") or (b) an interest of nine and eight tenths percent (9.8%) or more in the assets or net profits of any tenant of either (A) the General Partner or any Qualified REIT Subsidiary, (B) the Partnership or (C) any partnership, venture, or limited liability company of which the General Partner, any Qualified REIT Subsidiary or the Partnership is a member, as reflected on the Tenant List and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (ii) would be inaccurate if given by a Partner, such Partner(w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the General Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a "foreign person" or

"foreign partner", as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all governmental forms required in connection therewith.

        B.    Each Additional Limited Partner and Substituted Limited Partner that is not an individual, as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner, respectively, shall, by executing this Agreement or a counterpart thereof, represent and warrant to each other Partner(s) that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or shareholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, articles, charter or bylaws, as the case may be, any material agreement by which such Partner or any of such Partner's properties or any of its partners, members, beneficiaries, trustees or shareholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or shareholders, as the case may be, is or are subject, (iii) subject to the last sentence of this Section 3.4.B, such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iv) such Partner does not own, directly or indirectly, (a) except as otherwise disclosed by the Partner in writing to the Partnership, nine and eight tenths percent (9.8%) or more of the total combined voting power of all classes of stock entitled to vote, or nine and eight tenths percent (9.8%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (A) the General Partner or any Qualified REIT Subsidiary, (B) the Partnership or (C) any partnership, venture or limited liability company of which the General Partner, any Qualified REIT Subsidiary or the Partnership is a member, as reflected on the Tenant List or (b) except as otherwise identified by the Partner in writing to the Partnership, an interest of nine and eight tenths percent (9.8%) or more in the assets or net profits of any tenant of either (A) the General Partner or any Qualified REIT Subsidiary, (B) the Partnership or (C) any partnership, venture or limited liability company for which the General Partner, any Qualified REIT Subsidiary or the Partnership is a member, as reflected on the Tenant List and (vi) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in the foregoing clause (iii) would be inaccurate if given by a Partner, such Partner (w) shall not be required to make and shall not be deemed to have made such representation, if it delivers to the General Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation, (x) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a "foreign person" or "foreign partner", as applicable, is subject under the Code and (y) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all internal revenue forms required in connection therewith.

        C.    Each Partner (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

        D.    The representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

        E.    Each Partner (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

ARTICLE IV
CAPITAL CONTRIBUTIONS AND ISSUANCES OF PARTNERSHIP INTERESTS

        Section 4.1    General.     As of the Effective Time, each outstanding unit of limited partnership interest of the Partnership shall be subject to a pro rata unit split, such that, as of the Effective Time, each Partnership Unit will have the same value with respect to the assets of the Partnership as each Common Share. The precise calculation of the unit split shall be in the sole discretion of the General Partner. At or about the Effective Time, the General Partner will make a Capital Contribution to the Partnership in exchange for Partnership Units.

        Section 4.2    Issuances of Additional Partnership Interests.

        A.    General.     The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner) or to other Persons, and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units or other securities issued by the Partnership, (ii) for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, and (iii) in connection with any merger of any other Person into the Partnership or any Subsidiary of the Partnership if the applicable merger agreement provides that Persons are to receive Partnership Units in exchange for their interests in the Person merging into the Partnership or any Subsidiary of the Partnership. Subject to Delaware law, any additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as shall be determined by the General Partner, in its sole and absolute discretion without the approval of any Limited Partner, and set forth in this Agreement or a written document thereafter attached to and made an exhibit to this Agreement (each, a "Partnership Unit Designation"). Without limiting the generality of the foregoing, the General Partner shall have authority to specify (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (b) the right of each such class or series of Partnership Interests to share in Partnership distributions; (c) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of Partnership Interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Partnership Interests.

        B.    Issuances to the General Partner.     No additional Partnership Units shall be issued to the General Partner unless (i) the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests with respect to the class of Partnership Units so issued, (ii) (a) the additional Partnership Units are (x) Partnership Common Units issued in connection with an issuance of Common Shares, or (y) Partnership Units (other than Partnership Common Units) issued in connection with an issuance, conversion or exercise of Preferred Shares, Other Securities or other interests in the General Partner (other than Common Shares), which Preferred Shares, Other Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the General Partner, and (b) the General Partner contributes or otherwise causes to be transferred to the Partnership the cash proceeds or other consideration received in connection with the issuance of such Common Shares, Preferred Shares, Other Securities or other interests in the General Partner, (iii) the additional Partnership Units are issued upon the conversion, redemption or exchange of Debt, Partnership Units or other securities issued by the Partnership, or (iv) the additional Partnership Units are issued pursuant to Sections 4.3B, 4.4, 4.6 or Section 4.7.

        C.    No Preemptive Rights.     No Person, including, without limitation, any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

        Section 4.3    Additional Funds and Capital Contributions.

        A.    General.     The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional Funds") for the acquisition or development of additional Properties, for the redemption of Partnership Units or for such other purposes as the General Partner may determine in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the approval of any Limited Partners.

        B.    Additional Capital Contributions.     The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.2 above) in consideration therefor and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted appropriately to reflect the issuance of such additional Partnership Units.

        C.    Loans by Third Parties.     The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units; provided, however, that the Partnership shall not incur any such Debt if (i) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership Interest, or (ii) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

        D.    General Partner Loans.     The General Partner may provide Additional Funds by causing the Partnership to incur Debt to the General Partner (each, a "General Partner Loan") if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the General Partner, the net proceeds of which are lent to the Partnership to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if (a) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer by any Limited Partner of any Partnership Interest, or (b) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

        E.    Issuance of Securities by the General Partner.

          (1)   The General Partner shall contribute the cash proceeds or other consideration received from any issuances from and after the date hereof of Common Shares, Preferred Shares, Junior Shares or Other Securities, as the case may be, and from the exercise of the rights contained in any such additional Other Securities, to the Partnership in exchange for (x) in the case of an issuance of Common Shares, Partnership Common Units, or (y) in the case of an issuance of Preferred Shares, Junior Shares or Other Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred Shares, Junior Shares or Other Securities; provided, however, that the General Partner may utilize a portion of the proceeds obtained by it from its initial public offering of Common Shares to purchase Partnership Common Units from existing Limited Partners in such amounts as the General Partner shall determine in its sole and absolute discretion. Notwithstanding anything herein to the contrary, no redemption rights pursuant to Section 8.6 hereof shall attach to any such Partnership Common Units referred to in the immediately preceding proviso.

          (2)   [Intentionally Omitted]

          (3)   The General Partner shall not issue any additional Common Shares, Preferred Shares, Junior Shares or Other Securities unless the General Partner contributes the cash proceeds or other consideration received from the issuance of such additional Common Shares, Preferred Shares, Junior Shares or Other Securities, as the case may be, and from the exercise of the rights contained in any such additional Other Securities, to the Partnership in exchange for (x) in the case of an issuance of Common Shares, Partnership Common Units, or (y) in the case of an issuance of Preferred Shares, Junior Shares or Other Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred Shares, Junior Shares or Other Securities; provided, however, that notwithstanding the foregoing, the General Partner may issue Common Shares, Preferred Shares, Junior Shares or Other Securities (a) pursuant to Section 4.4 or Section 8.6.B hereof, (b) pursuant to a dividend or distribution (including any stock split) of Common Shares, Preferred Shares, Junior Shares or Other Securities to all of the holders of Common Shares, Preferred Shares, Junior Shares or Other Securities, as the case may be, (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion of Junior Shares into Common Shares, (e) upon a conversion, redemption, exchange or exercise of Other Securities, or (f) in connection with an acquisition of a property or other asset to be owned, directly or indirectly, by the General Partner if the General Partner determines that such acquisition is in the best interests of the Partnership. In the event of any issuance of additional Common Shares, Preferred Shares, Junior Shares or Other Securities by the General Partner, the Partnership shall pay the General Partner's expenses associated with such issuance, including any underwriting discounts or commissions (it being understood that payment of some or all of such expenses may be made by the General Partner on behalf of the Partnership out of the gross proceeds of such issuance prior to the contribution of such proceeds by the General Partner).

        Section 4.4    Stock Option Plan.

        A.    Options Granted to Company Employees and Independent Directors.     If at any time or from time to time, in connection with a Stock Option Plan, a stock option granted to a Company Employee or an Independent Director is duly exercised:

          (1)   the General Partner shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of such stock option;

          (2)   on the date that the General Partner makes a capital contribution pursuant to 4.4.A (1) hereof, the General Partner shall be deemed to have contributed to the Partnership as a Capital Contribution, in consideration of an additional Limited Partner Interest (expressed in and as additional Partnership Common Units), an amount equal to the Value of a Common Share as of the date of exercise multiplied by the number of Common Shares then being issued in connection with the exercise of such stock option; and

          (3)   An equitable Percentage Interest adjustment shall be made in which the General Partner shall be treated as having made a cash contribution equal to the amount described in Section 4.4.A(2) hereof.

        B.    Special Valuation Rule.     For purposes of this Section 4.4, in determining the Value of a Common Share, only the trading date immediately preceding the exercise of the relevant stock option under the Stock Option Plan shall be considered.

        C.    Future Stock Incentive Plans.     Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner from adopting, modifying or terminating stock incentive plans, including any Stock Option Plan, for the benefit of employees, directors or other business associates of the General Partner, the Partnership or any of their Affiliates. In the event that any such plan is adopted, modified or terminated by the General Partner, amendments to this Section 4.4 may become necessary or advisable and that any approval or consent of the Limited Partners required pursuant to the terms of this Agreement in order to effect any such amendments requested by the General Partner shall not be unreasonably withheld or delayed.

        Section 4.5    No Interest; No Return.     No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

        Section 4.6    Conversion or Redemption of Preferred Shares.

        A.    Conversion of Preferred Shares.     If, at any time, any of the Preferred Shares are converted into Common Shares, in whole or in part, then a number of Partnership Preferred Units equal to the number of Preferred Shares so converted shall automatically be converted into a number of Partnership Common Units equal to (i) the number of Common Shares issued upon such conversion divided by (ii) the Redemption Factor then in effect, and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted to reflect such conversion.

        B.    Redemption of Preferred Shares.     If, at any time, any Preferred Shares are redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the General Partner for cash, the Partnership shall, immediately prior to such redemption of Preferred Shares, redeem an equal number of Partnership Preferred Units held by the General Partner, upon the same terms and for the same price per Partnership Preferred Unit, as such Preferred Shares are redeemed.

        Section 4.7    Conversion or Redemption of Junior Shares.

        A.    Conversion of Junior Shares.     If, at any time, any of the Junior Shares are converted into Common Shares, in whole or in part, then a number of Partnership Common Units equal to (i) the number of Common Shares issued upon such conversion divided by (ii) the Redemption Factor then in effect shall be issued to the General Partner, and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted to reflect such conversion.

        B.    Redemption of Junior Shares.     If, at any time, any Junior Shares are redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the General Partner for cash, the Partnership shall, immediately prior to such redemption of Junior Shares, redeem an equal number of Partnership Junior Units held by the General Partner, upon the same terms and for the same price per Partnership Junior Unit, as such Junior Shares are redeemed.

        Section 4.8    Other Contribution Provisions.     In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, unless otherwise determined by the General Partner in its sole and absolute discretion, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such partner in cash and such Partner had contributed the cash to the capital of the Partnership. In addition, with the consent of the General Partner, one or more Limited Partners may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.

        Section 4.9    Not Publicly Traded.     The General Partner, on behalf of the Partnership, shall use commercially reasonable efforts not to take any action which would result in the Partnership being a "publicly traded partnership" under and as such term is defined in Section 7704(b) of the Code.

        Section 4.10     Restricted Units.     In accordance with Section 4.3E, to the extent the General Partner issues shares of restricted common stock pursuant to a stock incentive plan, the Partnership shall issue to the General Partner an equal number of Partnership Common Units that are subject to a similar vesting schedule, forfeiture provisions and other terms and conditions that correspond to those of the restricted common stock ("Restricted Partnership Common Units"). The terms of such Restricted Partnership Common Units shall comply in all respects with the elective safe harbor provided in proposed Regulations Section 1.83-3(l) and the proposed revenue procedure issued as part of IRS Notice 2005-43, as each of the same may be revised and finalized. The Partnership is authorized and directed to elect such safe harbor, and the Partnership and each of its partners (including the General Partner, as holder of such Restricted Partnership Common Units, and any other holder of Partnership Units transferred in connection with the performance of services) agrees to comply with all requirements of the safe harbor with respect to all Restricted Partnership Common Units (or other Partnership Units transferred in connection with the performance of services) while this election remains effective.

ARTICLE V
DISTRIBUTIONS

        Section 5.1    Requirement and Characterization of Distributions.

        A.    General.     The General Partner shall have the exclusive right and authority to declare and cause the Partnership to make distributions as and when the General Partner deems appropriate or desirable in its sole discretion. Notwithstanding anything to the contrary contained herein, in no event may a Partner receive a distribution with respect to a Partnership Unit for a quarter or shorter period if such Partner is entitled to receive a distribution for such quarter or shorter period with respect to a Share for which such Partnership Unit has been redeemed or exchanged. Unless otherwise expressly provided for herein or in an agreement at the time a new class of Partnership Unit is created in accordance with Article IV hereof, no Partnership Unit shall be entitled to a distribution in preference to any other Partnership Unit. For so long as the General Partner elects to qualify as a REIT, the General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the qualification of the General Partner as a REIT, to make distributions to the Partners in amounts such that the General Partner will receive amounts sufficient to enable the General Partner to pay shareholder dividends that will (1) satisfy the REIT Requirements and (2) avoid any federal income or excise tax liability for the General Partner.

        B.    Method.     When, as and if declared by the General Partner, the Partnership will make distributions to the General Partner in any amount necessary to enable the General Partner to pay REIT Expenses, and thereafter (i) first, with respect to any Partnership Interests that are entitled to any preference in distribution, in accordance with the rights of such class(es) of Partnership Interests (and, within such class(es), pro rata in proportion to the respective Percentage Interests on such Partnership Record Date), and (ii) second, with respect to any Partnership Interests that are not entitled to any preference in distribution, in accordance with the rights of such class of Partnership Interests (and, within such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date). Each holder of Partnership Interests that are entitled to any preference in distribution shall be entitled to a distribution in accordance with the rights of any such class of Partnership Interests (and, within such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date). Notwithstanding anything to the contrary contained herein, in no event shall any holder of a Partnership Common Unit receive a distribution with respect to such Partnership Unit for any quarter until such time as the Partnership has distributed to the holders of the Partnership Preferred Units all distributions payable with respect to such Partnership Preferred Units through the last day of such quarter, in accordance with the instruments designating such Partnership Preferred Units.

        Section 5.2    Distributions in Kind.     No right is given to any Unitholder to demand and receive property other than cash as provided in this Agreement. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind of Partnership assets to the Unitholders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10 hereof.

        Section 5.3    Amounts Withheld.     All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any Unitholder shall be treated as amounts paid or distributed to such Unitholder pursuant to Section 5.1 hereof for all purposes under this Agreement.

        Section 5.4    Distributions Upon Liquidation.     Notwithstanding the other provisions of this Article V, net proceeds from a Terminating Capital Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Unitholders in accordance with Section 13.2 hereof.

        Section 5.5    Distributions to Reflect Issuance of Additional Partnership Units.     Subject to Section 14.2.D, in the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article IV hereof, the General Partner is hereby authorized to make such revisions to this Article V as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units, including, without limitation, making preferential distributions to certain classes of Partnership Units.

        Section 5.6    Restricted Distributions.     Notwithstanding any provision to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Unitholder on account of its Partnership Interest or interest in Partnership Units if such distribution would violate Section 17-607 of the Act or other applicable law.

ARTICLE VI
ALLOCATIONS

        Section 6.1    Timing and Amount of Allocations of Net Income and Net Loss.     Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each Partnership Year of the Partnership as of the end of each such year. Except as otherwise provided in this Article VI, an allocation to a Unitholder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

        Section 6.2    General Allocations.

        A.    In General.     Subject to the terms of any Partnership Unit Designation and Sections 4.10 and 11.6.C and except as otherwise provided in this Article VI, Net Income and Net Loss shall be allocated to each of the Holders of Partnership Common Units in accordance with their respective Percentage Interests at the end of each Partnership Year.

        B.    Allocations to Reflect Issuance of Additional Partnership Units.     In the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article IV hereof, the General Partner is hereby authorized to make such revisions to this Section 6.2 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units, including, without limitation, making preferential allocations to certain classes of Partnership Units.

        Section 6.3    Additional Allocation Provisions.     Notwithstanding the foregoing provisions of this Article VI:

        A.    Special Allocations Regarding Partnership Preferred Units.     If any Partnership Preferred Units are redeemed pursuant to Section 4.6.B hereof (treating a full liquidation of the General Partner Interest for purposes of this Section 6.3.A as including a redemption of any then outstanding Partnership Preferred Units pursuant to Section 4.6.B hereof), for the Partnership Year that includes such redemption (and, if necessary, for subsequent Partnership Years) (a) gross income and gain shall be allocated to the General Partner to the extent that the amounts paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed) exceed the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses shall be allocated to the General Partner to the extent that the aggregate Capital Contributions (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership Preferred Units so redeemed (or treated as redeemed) exceed the amount paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed).

        B.    Regulatory Allocations.

          (i)    Minimum Gain Chargeback.    Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding any other provision of this Article VI, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Holder of Partnership Units shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.B(i) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

          (ii)    Partner Minimum Gain Chargeback.    Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.B(i) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Holder of Partnership Units who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner, Limited Partner and other Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.B(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

          (iii)    Nonrecourse Deductions and Partner Nonrecourse Deductions.    Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders of Partnership Units in accordance with their Partnership Units. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

          (iv)    Qualified Income Offset.    If any Holder of Partnership Units unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article VI have been tentatively made as if this Section 6.3.B(iv) were not in the Agreement. It is intended that this Section 6.3.B(iv) qualify and be construed as a "qualified income offset" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          (v)    Gross Income Allocation.    In the event that any Holder of Partnership Units has an Adjusted Capital Account Deficit at the end of any Partnership Year, each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article VI have been tentatively made as if this Section 6.3.B(v) were not in the Agreement.

          (vi)    Limitation on Allocation of Net Loss.    To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder of Partnership Units, such allocation of Net Loss shall be reallocated among the other Holders of Partnership Units in accordance with their respective Partnership Units, subject to the limitations of this Section 6.3.B(vi).

          (vii)    Section 754 Adjustment.    To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder of Partnership Units in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the applicable Holders in accordance with the aforesaid Regulations.

          (viii)    Curative Allocations.    The allocations set forth in Sections 6.3.B(i), (ii), (iii), (iv), (v), (vi) and (vii) hereof (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.1 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Partnership Units so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Partnership Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

        C.    Special Allocations Upon Liquidation.     Notwithstanding any provision in this Article VI to the contrary, Net Income or Net Loss realized in connection with a Terminating Capital Transaction or for any period thereafter (and, if necessary, constituent items of income, gain, loss and deduction) shall be specially allocated among the Partners as required so as to cause liquidating distributions pursuant to Section 13.2.A(4) hereof to be made in the same amounts and proportions as would have resulted had such distributions instead been made pursuant to Section 5.1 hereof.

        D.    Allocation of Excess Nonrecourse Liabilities.     The Partnership shall allocate "nonrecourse liabilities" (within the meaning of Regulations Section 1.752-1(a)(2)) of the Partnership that are secured by multiple Properties under any reasonable method chosen by the General Partner in accordance with Regulations Section 1.752-3(a)(3)(b). The Partnership shall allocate "excess nonrecourse liabilities" of the Partnership under any method approved under Regulations Section 1.752-3(a)(3) as chosen by the General Partner. For purposes of determining a Holder's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), each Holder's interest in Partnership profits shall be equal to such Holder's share of Partnership Units.

        Section 6.4    Tax Allocations.

        A.    In General.     Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Holders of Partnership Common Units in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof.

        B.    Allocations Respecting Section 704(c) Revaluations.     Notwithstanding Section 6.4.A hereof, Tax Items with respect to Property whose Gross Asset Value varies from its adjusted tax basis in the hands of the Partnership shall be allocated among the Holders of Partnership Units for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Partnership shall account for such variation under the traditional method as described in Regulations Section 1.704-3.

ARTICLE VII
MANAGEMENT AND OPERATIONS OF BUSINESS

        Section 7.1    Management.

        A.    Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

          (1)   the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money or selling assets to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner desires to maintain or restore its status as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code Section 4981) and to make distributions sufficient to permit the General Partner to maintain or restore REIT status or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership;

          (2)   the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

          (3)   the acquisition, sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;

          (4)   the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms that it sees fit, including, without limitation, the financing of the operations and activities of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Partnership's Subsidiaries) and the repayment of obligations of the Partnership, its Subsidiaries and any other Person in which the Partnership has an equity investment, and the making of capital contributions to and equity investments in the Partnership's Subsidiaries;

          (5)   the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Partnership or any Subsidiary, whether pursuant to a Services Agreement or otherwise;

          (6)   the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, the Advisor's other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets; provided, however, that the Advisory Agreement must contain a provision (the "Voting Direction Provision") that requires the Advisor to vote the shares of Special Voting Preferred Stock in proportion to the votes (the "LP Direction Votes") that the Advisor receives from the holders of Partnership Units (other than the General

  Partner), subject to the Advisor Voting Direction Exclusions. The Advisor shall be entitled to vote its Special Voting Preferred Stock in its sole discretion to the extent Vornado Realty Trust is not granted LP Direction Votes in respect of its Partnership Units by virtue of the Advisor Voting Direction Exclusions;

          (7)   the distribution of Partnership cash or other Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership, and the collection and receipt of revenues, rents and income of the Partnership;

          (8)   the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate, including, without limitation, (i) casualty, liability and other insurance on the Properties and (ii) liability insurance for the Indemnitees hereunder;

          (9)   the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, any Subsidiary and any other Person in which it has an equity investment from time to time);

          (10) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

          (11) the undertaking of any action in connection with the Partnership's direct or indirect investment in any Subsidiary or any other Person (including, without limitation, the contribution of Property or contribution or loan of funds by the Partnership to such Persons);

          (12) except as otherwise specifically set forth in this Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise consistent with the requirements of this Agreement;

          (13) the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner's contribution of property or assets to the Partnership;

          (14) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

          (15) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

          (16) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;

          (17) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

          (18) the issuance of additional Partnership Units, as appropriate and in the General Partner's sole and absolute discretion, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article IV hereof;

          (19) the selection and dismissal of Company Employees (including, without limitation, employees having titles or offices such as president, vice president, secretary and treasurer), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the General Partner, the determination of their compensation and other terms of employment or hiring and the delegation to any such Company Employee the authority to conduct the business of the Partnership in accordance with the terms of this Agreement; and

          (20) an election to dissolve the Partnership pursuant to Section 13.1.B hereof.

        B.    Except as provided in Section 14.2 hereof, the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

        C.    At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

        D.    In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

        E.    The General Partner may not take any action in contravention of this Agreement, including, without limitation:

          (1)   taking any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

          (2)   possessing Property, or assigning any rights in specific Property, for other than a Partnership purpose except as otherwise provided in this Agreement, including, without limitation, Section 7.9;

          (3)   admitting a Person as a Partner, except as otherwise provided in this Agreement;

          (4)   performing any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided Section 10.4 hereof or under the Act; or

          (5)   entering into any contract, mortgage, loan or other agreement that prohibits or restricts the ability of (a) the General Partner or the Partnership from satisfying its obligations under Section 8.6 hereof in full or (b) a Limited Partner from exercising its rights under Section 8.6 hereof to effect a Redemption in full, except, in either case, with the written consent of such Limited Partner affected by the prohibition or restriction.

        Section 7.2    Certificate of Limited Partnership.     To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership(or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Except as otherwise required under the Act, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

        Section 7.3    Reimbursement of the General Partner.

        A.    The General Partner shall not be compensated for its services as general partner of the Partnership except as provided in this Agreement (including the provisions of Articles 5 and 6 hereof regarding distributions, payments and allocations to which it may be entitled in its capacity as the General Partner).

        B.    The Partnership shall be liable for, and shall reimburse the General Partner on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all sums expended and all expenses incurred in connection with the Partnership's business, including, without limitation, (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Partnership, (ii) compensation of officers and employees, including, without limitation, payments under future compensation plans of the General Partner that may provide for stock units, or phantom stock, pursuant to which employees of the General Partner will receive payments based upon dividends on or the value of Common Shares, (iii) director fees and expenses, (iv) all amounts due under a Services Agreement and (v) all costs and expenses of the General Partner being a public company, including costs of filings with the SEC, reports and other distributions to its shareholders. Such reimbursements shall be in addition to any reimbursement of the General Partner as a result of indemnification pursuant to Section 7.6 hereof. To the extent practicable, Partnership expenses shall be billed directly to and paid by the Partnership.

        C.    Reimbursements to the General Partner or any of its Affiliates by the Partnership pursuant to this Section 7.3 shall be treated for federal income tax purposes as non-income reimbursements and not as "guaranteed payments" within the meaning of Code Section 707(c) or other form or gross income. If and to the extent that any reimbursement made pursuant to this Section 7.3 cannot be so characterized, it shall be treated as a distribution to the General Partner pursuant to Section 5.1.B.

        Section 7.4    Outside Activities of the General Partner.     The General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with (a) the ownership, acquisition and disposition of Partnership Interests as General Partner, (b) the management of the business of the Partnership, (c) the operation of the General Partner as a reporting company under the Exchange Act, (d) the General Partner's operations as a REIT, (e) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Partnership or its assets or activities, (g) any of the foregoing activities as they relate to a Subsidiary of the Partnership or of the General Partner and (h) such activities as are incidental thereto. Nothing contained herein shall be deemed to prohibit the General Partner from executing guarantees of Partnership debt for which it would otherwise be liable in its capacity as General Partner. Except as otherwise provided herein, the General Partner shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Partnership) other than interests in the Partnership or Subsidiaries of the Partnership or the General Partner, and other than such cash and cash equivalents, bank accounts or similar instruments or accounts as the General Partner deems reasonably necessary, taking into account Section 7.1.D hereof and the requirements necessary for the General Partner to carry out its responsibilities contemplated under this Agreement and the Articles of Incorporation and to qualify as a REIT.

        Section 7.5    Contracts with Affiliates.

        A.    The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

        B.    Except as provided in Section 7.4 hereof and subject to Section 3.1 hereof, the Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes to be advisable.

        C.    Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable and which shall have been approved by a majority of the independent directors of the General Partner.

        D.    The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership or any of the Partnership's Subsidiaries.

        E.    Subject to the proviso contained Section 7.1A(6), the General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, any Services Agreement with Affiliates of any of the Partnership or the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

        Section 7.6    Indemnification.

        A.    To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities(whether joint or several), expenses (including, without limitation, attorney's fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership ("Actions") as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Partnership shall not indemnify an Indemnitee (i) for the act or omission of the Indemnitee material to the matter giving rise to the proceeding which was committed in bad faith or was the result of active and deliberate dishonesty; (ii) for any transaction for which such Indemnitee received an improper personal benefit (in money, property or services) in violation or breach of any provision of this Agreement; or (iii) in the case of a criminal proceeding, for an unlawful act or omission by the Indemnitee for which the Indemnitee had reasonable cause to believe was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.6.A that the Partnership indemnify each Indemnitee to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.6.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.6.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.6 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.6.

        B.    To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.6.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

        C.    The indemnification provided by this Section 7.6 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

        D.    The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

        E.    Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the

Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.6, unless such liabilities arise as a result of (i) the act or omission of the Indemnitee material to the matter giving rise to the proceeding which was committed in bad faith or was the result of active and deliberate dishonesty; (ii) any transaction for which such Indemnitee received an improper personal benefit (in money, property or services) in violation or breach of any provision of this Agreement; or (iii) in the case of a criminal proceeding, an unlawful act or omission by the Indemnitee for which the Indemnitee had reasonable cause to believe was unlawful.

        F.     In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

        G.    An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

        H.    The provisions of this Section 7.6 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the obligations of the Partnership or the limitations on the Partnership's liability to any Indemnitee under this Section 7.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        I.     It is the intent of the Partners that any amounts paid by the Partnership to the General Partner pursuant to this Section 7.6 that are not treated for federal income tax purposes as repayments of advances made by the General Partner on behalf of the Partnership shall be treated as "guaranteed payments" within the meaning of Code Section 707(c).

        Section 7.7    Liability of the General Partner.

        A.    Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor any of its directors or officers shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the General Partner or such director or officer acted in good faith.

        B.    That the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the General Partner's shareholders (including, without limitation, the tax consequences to Limited Partners, Assignees or the General Partner's shareholders) in deciding whether to cause the Partnership to take(or decline to take) any actions.

        C.    Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents(subject to the supervision and control of the General Partner). The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

        D.    To the extent that, at law or in equity, the General Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Limited Partners, the General Partner shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner otherwise existing at law or in equity, to replace such other duties and liabilities of such General Partner.

        E.    Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by any Partner pursuant to any other written instrument, no Partner shall have any personal liability whatsoever, to the Partnership or to the other Partner(s), for the debts or liabilities of the Partnership or the Partnership's obligations hereunder, and the full recourse of the other Partner(s) shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no officer, director or shareholder of the General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a non-appealable final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant to any such express indemnity, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment(or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers of the General Partner solely as officers of the same and not in their own individual capacities.

        F.     Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's, and its officers' and directors', liability to the Partnership and the Limited Partners under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        Section 7.8    Other Matters Concerning the General Partner.

        A.    The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

        B.    The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

        C.    The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

        D.    Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT, (ii) for the General Partner otherwise to satisfy the REIT Requirements, or (iii) to avoid the General Partner incurring any taxes under Code Section 857 or Code Section 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

        Section 7.9    Title to Partnership Assets.     Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

        Section 7.10    Reliance by Third Parties.     Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying in good faith thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII
RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

        Section 8.1    Limitation of Liability.     The Limited Partners shall have no liability under this Agreement (other than for breach thereof) except as expressly provided in Section 10.4 or under the Act.

        Section 8.2    Management of Business.     No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent, representative, or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

        Section 8.3    Outside Activities of Limited Partners.     Subject to any agreements entered into pursuant to Section 7.5.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary (including, without limitation, any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.5.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Partnership or a Subsidiary, to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

        Section 8.4    Return of Capital.     Except pursuant to the rights of Redemption set forth in Section 8.6 hereof, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided in Article VI hereof or otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

        Section 8.5    Redemption Factor.     The Partnership shall notify any Limited Partner that is a Qualifying Party, on request, of the then current Redemption Factor or any change made to the Redemption Factor.

        Section 8.6    Redemption Rights of Qualifying Parties.

        A.    From and after the Lock-Out Date, subject to Section 11.6.D, a Qualifying Party, but no other Limited Partner or Assignee, shall have the right (subject to the terms and conditions set forth herein) to require the Partnership to redeem (a "Redemption") all or a portion of the Partnership Common Units held by such Qualifying Party (such Partnership Common Units being hereafter "Tendered Units") in exchange for the Cash Amount payable on the Specified Redemption Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by such Qualifying Party (the "Tendering Party") when exercising the Redemption right. The Partnership's obligation to effect a Redemption, however, shall not arise or be binding against the Partnership before the Business Day following the Cut-Off Date. Regardless of the binding or non-binding nature of a pending Redemption, a Tendering Party shall have no right to receive distributions with respect to any Tendered Units (other than the Cash Amount) paid after delivery of the Notice of Redemption, whether or not the Partnership Record Date for such distribution precedes or coincides with such delivery of the Notice of Redemption. In the event of a Redemption, the Cash Amount shall be delivered as a certified check payable to the Tendering Party or, in the General Partner's sole and absolute discretion, in immediately available funds.

        B.    Notwithstanding the provisions of Section 8.6.A hereof, on or before the close of business on the Cut-Off Date, the General Partner may, in its sole and absolute discretion but subject to the Ownership Limit and the transfer restrictions and other limitations of the Articles of Incorporation, elect to acquire, up to 100% of the Tendered Units from the Tendering Party (the percentage elected to be acquired by the General Partner being referred to as the "Applicable Percentage") in exchange for the REIT Consideration. It shall be a condition to the General Partner's ability to deliver the REIT Consideration that any such consideration shall consist of shares of Common Stock which shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. In making such election, the General Partner shall act in a fair, equitable and reasonable manner that neither prefers one group or class of Qualifying Parties over another nor discriminates against a group or class of Qualifying Parties. If the General Partner so elects, on the Specified Redemption Date the Tendering Party shall sell the Applicable Percentage of the Tendered Units to the General Partner in exchange for the REIT Consideration. The Tendering Party shall submit (i) such information, certification or affidavit as the General Partner may reasonably require in connection with the application of the Ownership Limit and any other restrictions and limitations imposed by the Articles of Incorporation on such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary in the view of the General Partner to effect compliance with the Securities Act. In the event of a purchase of any Tendered Units by the General Partner pursuant to this Section 8.6.B, the Tendering Party shall no longer have the right to cause the Partnership to effect a Redemption of such Tendered Units, and, upon notice to the Tendering Party by the General Partner given on or before the close of business on the Cut-Off Date, that the General Partner has elected to acquire some or all of the Tendered Units pursuant to this Section 8.6.B, the Partnership shall have no obligation to effect a Redemption of the Tendered Units as to which the notice by the General Partner relates. The REIT Consideration shall be delivered by the General Partner as duly authorized, validly issued, fully paid and non-assessable Common Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Articles of Incorporation, the Bylaws of the General Partner, the Securities Act and relevant state securities or "blue sky" laws. Neither any Tendering Party whose Tendered Units are acquired by the General Partner pursuant to this Section 8.6.B, any Partner nor any other interested Person shall have any right to require or cause the General Partner to register, qualify or list any Common Shares owned or held by such Person, whether or not such Common Shares are issued pursuant to this Section 8.6.B, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the General Partner and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such Common Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. Common Shares issued upon an acquisition of the Tendered Units by the General Partner pursuant to this Section 8.6.B may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the General Partner in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

        C.    Notwithstanding the provisions of Sections 8.6.A and 8.6.B hereof, no Tendering Party shall have any rights (including any right to a Redemption pursuant to Section 8.6A) under this Agreement that would otherwise be prohibited under the Articles of Incorporation with respect to the Ownership Limit. To the extent that any attempted Redemption or acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof would be in violation of this Section 8.6.C, it shall be null and void ab initio, and the Tendering Party shall not acquire any rights or economic interests in Common Shares otherwise issuable by the General Partner under Section 8.6.B hereof.

        D.    [intentionally omitted]

        E.    Notwithstanding the provisions of Section 8.6.B hereof, the General Partner shall not, under any circumstances, elect to acquire Tendered Units in exchange for the REIT Consideration if such exchange would be prohibited under the Articles of Incorporation.

        F.     Notwithstanding anything herein to the contrary (but subject to Section 8.6.C hereof), with respect to any Redemption (or any tender of Partnership Common Units for Redemption if the

Tendered Units are acquired by the General Partner pursuant to Section 8.6.B hereof) pursuant to this Section 8.6:

          (1)   All Partnership Common Units acquired by the General Partner pursuant to Section 8.6.B hereof may, at the election of the General Partner, be converted into and deemed to be a General Partner Interest comprised of the same number of Partnership Common Units.

          (2)   Subject to the Ownership Limit, no Tendering Party may effect a Redemption for less than five hundred (500) Partnership Common Units or, if such Tendering Party holds (as a Limited Partner or, economically, as an Assignee) less than five hundred (500) Partnership Common Units, all of the Partnership Common Units held by such Tendering Party.

          (3)   Each Tendering Party (a) may effect a Redemption only once in each fiscal quarter of a twelve-month period, unless otherwise permitted by the General Partner, in its sole and absolute discretion and (b) may not effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such Partnership distribution.

          (4)   The consummation of such Redemption (or an acquisition of Tendered Units by the General Partner pursuant to Section 8.6.B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          (5)   Subject to Section 8.6.A, the Tendering Party shall continue to own all Partnership Common Units subject to any Redemption, and be treated as a Limited Partner, as applicable, with respect to such Partnership Common Units for all purposes of this Agreement, until such Partnership Common Units are either paid for by the Partnership pursuant to Section 8.6.A hereof or transferred to the General Partner and paid for, by the issuance of the Common Shares, pursuant to Section 8.6.B hereof on the Specified Redemption Date. Until a Specified Redemption Date and an acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof, the Tendering Party shall have no rights as a shareholder of the General Partner with respect to the Common Shares issuable in connection with such acquisition.

          (6)   Each Limited Partner covenants and agrees with the General Partner that all Tendered Units shall be delivered to the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Units, the General Partner shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

          (7)   No Limited Partner may require a Redemption hereunder to the extent that the issuance of REIT Consideration pursuant to Section 8.6.B hereof would violate ownership limitations contained in the Articles of Incorporation or would violate any REIT Requirement (notwithstanding that any such Tendered Units could otherwise be acquired for cash pursuant to Section 8.6.A hereof).

For purposes of determining compliance with the restrictions set forth in this Section 8.6.F, all Partnership Common Units beneficially owned by a Related Party of a Tendering Party shall be considered to be owned or held by such Tendering Party.

        G.    In connection with an exercise of Redemption rights pursuant to this Section 8.6, the Tendering Party shall submit the following to the General Partner, in addition to the Notice of Redemption:

          (1)   A written affidavit, dated the same date as the Notice of Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of Common Shares by (i) such Tendering Party and (ii) any Related Party and (b) representing that, after giving effect to the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof, neither the Tendering Party nor any Related Party will own Common Shares in excess of the Ownership Limit;

          (2)   A written representation that neither the Tendering Party nor any Related Party has any intention to acquire any additional Common Shares prior to the closing of the Redemption or an acquisition of the Tendered Units by a REIT Partner pursuant to Section 8.6.B hereof on the Specified Redemption Date; and

          (3)   An undertaking to certify, at and as a condition to the closing of (i) the Redemption or (ii) the acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof on the Specified Redemption Date, that either (a) the actual and constructive ownership of Common Shares by the Tendering Party and any Related Party remain unchanged from that disclosed in the affidavit required by Section 8.6.G (1) or (b) after giving effect to the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 8.6.B hereof, neither the Tendering Party nor any Related Party shall own Common Shares in violation of the Ownership Limit.

        Section 8.7    Partnership Right to Call Limited Partner Interests.     Notwithstanding any other provision of this Agreement, on and after the date on which the aggregate Percentage Interests of the Limited Partners are less than one percent (1%), the Partnership shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Limited Partner Interests by treating any Limited Partner as a Tendering Party who has delivered a Notice of Redemption pursuant to Section 8.6 hereof for the amount of Partnership Common Units to be specified by the General Partner, in its sole and absolute discretion, by notice to such Limited Partner that the Partnership has elected to exercise its rights under this Section 8.7. Such notice given by the General Partner to a Limited Partner pursuant to this Section 8.7 shall be treated as if it were a Notice of Redemption delivered to the General Partner by such Limited Partner. For purposes of this Section 8.7, (a) any Limited Partner (whether or not otherwise a Qualifying Party) may, in the General Partner's sole and absolute discretion, be treated as a Qualifying Party that is a Tendering Party and (b) the provisions of Sections 8.6.F(2), and 8.6.F(3) hereof shall not apply, but the remainder of Section 8.6 hereof shall apply, mutatis mutandis.

        Section 8.8    Mergers.     The General Partner shall not permit the Partnership to be a party to any consolidation, merger, combination or other transaction pursuant to which the Partnership Common Units are converted or changed into or exchanged for partnership interests and/or other securities of another operating partnership in an UPREIT or similar structure, in each case without the affirmative vote of the holders of at least a majority of the outstanding Common Units, voting separately as a class, unless upon consummation of any such consolidation, merger, combination or other transaction, the holders of Common Units shall receive shares of stock or beneficial interest or other equity securities of the parent REIT of such operating partnership with preferences, rights and privileges not materially inferior to the preferences, rights and privileges of Common Shares. This Section 8.8 shall not be amended or modified without the prior consent of the holders of at least a majority of the Common Units.

ARTICLE IX
BOOKS, RECORDS, ACCOUNTING AND REPORTS

        Section 9.1    Records and Accounting.

        A.    The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form for, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

        B.    The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General Partner may operate with integrated or consolidated accounting records, operations and principles.

        Section 9.2    Partnership Year.     The Partnership Year of the Partnership shall be the calendar year.

        Section 9.3    Reports.

        A.    As soon as practicable, but in no event later than one hundred twenty (120) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner of record as of the close of the Partnership Year an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

        B.    As soon as practicable, but in no event later than one hundred five (105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner of record as of the last day of the calendar quarter a report containing unaudited financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation or as the General Partner determines to be appropriate.

ARTICLE X
TAX MATTERS

        Section 10.1    Preparation of Tax Returns.     The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable effort to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. The Limited Partners shall promptly provide the General Partner with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time.

        Section 10.2    Tax Elections.     Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make or revoke any available election pursuant to the Code, including, but not limited to, the election under Code Section 754.

        Section 10.3    Tax Matters Partner.

        A.    The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.3 hereof. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable. At the request of any Limited Partner, the General Partner agrees to consult with such Limited Partner with respect to the preparation and filing of any returns and with respect to any subsequent audit or litigation relating to such returns; provided, however, that the filing of such returns shall be in the sole and absolute discretion of the General Partner.

        B.    The tax matters partner is authorized, but not required:

          (1)   to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes(such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Code Section 6231) or a member of a "notice group" (as defined in Code Section 6223(b)(2));

          (2)   in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

          (3)   to intervene in any action brought by any other Partner for judicial review of a final adjustment;

          (4)   to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

          (5)   to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

          (6)   to take any other action on behalf of the Partners in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.6 hereof shall be fully applicable to the tax matters partner in its capacity as such.

        Section 10.4    Withholding.     Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner, any amount of federal, state, local or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Section 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a recourse loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership that would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clause (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interests to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.4 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the General Partner shall request in order to perfect or enforce the security interest created hereunder.

        Section 10.5    Organizational Expenses.     The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over the period provided in Section 709 of the Code.

ARTICLE XI
TRANSFERS AND WITHDRAWALS

        Section 11.1    Transfer.

        A.    No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

        B.    No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void ab initio.

        C.    Notwithstanding the other provisions of this Article XI (other than Section 11.6.D hereof), the Partnership Interests of the General Partner may be Transferred, in whole or in part, at any time or from time to time, to any Person that is, at the time of such Transfer, a Qualified REIT Subsidiary. Any transferee of the entire General Partner Interest pursuant to this Section 11.1.C shall automatically become, without further action or Consent of any Limited Partners, the sole general partner of the Partnership, subject to all the rights, privileges, duties and obligations under this Agreement and the Act relating to a general partner. Upon any Transfer permitted by this Section 11.1.C, the transferor Partner shall be relieved of all its obligations under this Agreement. The provisions of Section 11.2.B

(other than the last sentence thereof), 11.3, 11.4.A and 11.5 hereof shall not apply to any Transfer permitted by this Section 11.1.C.

        D.    No Transfer of any Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner in its sole and absolute discretion; provided that as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for the REIT Consideration any Partnership Units in which a security interest is held by such lender concurrently with such time as such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

        Section 11.2    Transfer of General Partner's Partnership Interest.

        A.    The General Partner may not Transfer any of its General Partner Interest or withdraw from the Partnership except as provided in Sections 11.1.C, 11.2.B and 11.2.C hereof.

        B.    Except as set forth in Section 11.1.C above and Section 11.2.C below, the General Partner shall not withdraw from the Partnership and shall not Transfer all or any portion of its interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise) without the Consent of the Limited Partners, which Consent may be given or withheld in the sole and absolute discretion of the Limited Partners. Upon any Transfer of such a Partnership Interest pursuant to the Consent of the Limited Partners and otherwise in accordance with the provisions of this Section 11.2.B, the transferee shall become a successor General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such Transferred Partnership Interest, and such Transfer shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners. In the event that the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the bankruptcy of the General Partner, a Majority in Interest of the Limited Partners may elect to continue the Partnership business by selecting a successor General Partner in accordance with the Act.

        C.    Notwithstanding Section 11.2.B, the General Partner may merge with another entity if immediately after such merger substantially all of the assets of the surviving entity, other than the General Partner Interest held by the General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units.

        Section 11.3    Transfer of Limited Partners' Partnership Interests.

        A.    General. No Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the consent of the General Partner, which consent may be withheld in its sole and absolute discretion, provided, however, that subject to Section 11.3.E hereof, any Limited Partner that is an individual may transfer all or any portion of his Partnership Interest to his immediate family or a trust for his immediate family without the consent of the General Partner, provided, further, that the General Partner has the right not to admit such transferee as a Substituted Limited Partner in the Partnership.

        B.    Conditions to Transfer Consent. Without limiting the generality of Section 11.3.A hereof, it is expressly understood and agreed that the General Partner will not consent to any Transfer of all or any portion of any Partnership Interest pursuant to Section 11.3.A above unless such Transfer meets each of the following conditions:

          (1)   Qualified Transferee. Such Transfer is made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee.

          (2)   Assumption of Obligations. The transferee in such Transfer assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest; provided, that no such Transfer (unless made pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its sole and absolute discretion. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Articles of Incorporation that may limit or restrict such transferee's ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.

          (3)   Effective Date. Such Transfer is to be effective as of the first day of a fiscal quarter of the Partnership.

        C.    Incapacity. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

        D.    Opinion of Counsel. In connection with any proposed Transfer of a Limited Partner Interest, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred.

        E.    Adverse Tax Consequences. No Transfer by a Limited Partner of its Partnership Interests may be made to or by any person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation or would result in a termination of the Partnership under Code Section 708, or (ii) such Transfer would be effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704.

        Section 11.4    Substituted Limited Partners.

        A.    A transferee of the interest of a Limited Partner pursuant to a Transfer consented to by the General Partner pursuant to Section 11.3.A may be admitted as a Substituted Limited Partner only with the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The failure or refusal by the General Partner to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the General Partner. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited Partner until and unless it furnishes to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee and (iii) such other documents and instruments as may be required or advisable, in the sole and absolute discretion of the General Partner, to effect such Assignee's admission as a Substituted Limited Partner.

        B.    A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

        C.    Upon the admission of a Substituted Limited Partner, the General Partner shall amend its books and records to reflect the name, address and number of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.

        Section 11.5    Assignees.     If the General Partner, in its sole and absolute discretion, does not consent to the admission of any transferee of any Partnership Interest as a Substituted Limited Partner in connection with a transfer permitted by the General Partner pursuant to Section 11.3.A, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, and the rights to Transfer the Partnership Units in accordance with the provisions of this Article XI, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent or vote or effect a Redemption with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to Consent or vote or effect a Redemption, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

        Section 11.6    General Provisions.

        A.    No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner's Partnership Units in accordance with this Article XI, with respect to which the transferee becomes a Substituted Limited Partner, or pursuant to a redemption (or acquisition by the General Partner) of all of its Partnership Units pursuant to a Redemption under Section 8.6 hereof and/or pursuant to any Partnership Unit Designation.

        B.    Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer (i) consented to by the General Partner pursuant to this Article XI where such transferee was admitted as a Substituted Limited Partner, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Partnership Units pursuant to a Redemption under Section 8.6 hereof and/or pursuant to any Partnership Unit Designation or (iii) to the General Partner, whether or not pursuant to Section 8.6.B hereof, shall cease to be a Limited Partner.

        C.    If any Partnership Unit is Transferred in compliance with the provisions of this Article XI, or is redeemed by the Partnership, or acquired by the General Partner pursuant to Section 8.6 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Tendering Party, as the case may be, and, in the case of a Transfer or assignment other than a Redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Partner and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Partner or the Tendering Party, as the case may be, if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions pursuant to Section 5.1 attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Party, as the case may be, and, in the case of a Transfer other than a Redemption, all distributions pursuant to Section 5.1 thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

        D.    In no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by the General Partner or any other acquisition of Partnership Units by the Partnership) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer would cause the General Partner to cease to comply with the REIT Requirements; (v) if such Transfer would, in the opinion of counsel to the Partnership or the General Partner, cause a termination of the Partnership for federal or state income tax purposes (except as a result of the Redemption (or acquisition by a REIT Partner) of all Partnership Common Units held by all Limited Partners); (vi) if such Transfer would, in the opinion of legal counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by a REIT Partner) of all Partnership Common Units held by all Limited Partners); (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in ERISA Section 3(14)) or a "disqualified person" (as defined in Code Section 4975(c)); (viii) if such Transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (ix) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (x) if such Transfer causes the Partnership to become a "publicly traded partnership," as such term is defined in Code 7704(b); or (xi) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

ARTICLE XII
ADMISSION OF PARTNERS

        Section 12.1    Admission of Successor General Partner.     A successor to all of the General Partner's General Partner Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such Transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

        Section 12.2    Admission of Additional Limited Partners.

        A.    After the date hereof, a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and

(iii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

        B.    Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

        C.    If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Partners and Assignees for such Partnership Year shall be allocated pro rata among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner, in accordance with the principles described in Section 11.6.C hereof. All distributions pursuant to Section 5.1 with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions pursuant to Section 5.1 thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

        Section 12.3    Amendment of Agreement and Certificate of Limited Partnership.     For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

        Section 12.4    Limit on Number of Partners.     If the Partnership shall no longer be a reporting company under the Exchange Act, then unless otherwise permitted by the General Partner, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners (including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Partnership to become a reporting company under the Exchange Act.

ARTICLE XIII
DISSOLUTION, LIQUIDATION AND TERMINATION

        Section 13.1    Dissolution.     The Partnership shall not be dissolved by the admission of Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following(each a "Liquidating Event"):

        A.    an event of withdrawal, as defined in the Act (including, without limitation, bankruptcy), of the sole General Partner unless, within ninety (90) days after the withdrawal, a Majority in Interest of the remaining Limited Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

        B.    an election to dissolve the Partnership made by the General Partner in its sole and absolute discretion, with or without the Consent of the Limited Partners;

        C.    entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; or

        D.    the occurrence of a Terminating Capital Transaction.

        Section 13.2    Winding Up.

        A.    Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners. After the occurrence of a Liquidating Event, no Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event that there is no remaining General Partner or the General Partner has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

          (1)   First, to the satisfaction of all of the Partnership's debts and liabilities to creditors other than the Partners and their Assignees (whether by payment or the making of reasonable provision for payment thereof);

          (2)   Second, to the satisfaction of all of the Partnership's debts and liabilities to the General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.3 hereof;

          (3)   Third, to the satisfaction of all of the Partnership's debts and liabilities to the other Partners and any Assignees (whether by payment or the making of reasonable provision for payment thereof); and

          (4)   Subject to the terms of any Partnership Unit Designation, the balance, if any, to the General Partner, the Limited Partners and any Assignees in accordance with and in proportion to their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.

        B.    Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the

Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

        C.    In the event that the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article XIII to the Partners and Assignees that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If any Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs) (a "Capital Account Deficit"), such Partner shall have no obligation to make a contribution to the capital of the Partnership on account of such deficit, and such Capital Account Deficit shall not be considered a debt owed to the Partnership or any other person for any purpose whatsoever. In the sole and absolute discretion of the General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Partners pursuant to this Article XIII may be:

          1.     distributed to a trust established for the benefit of the General Partner and the Limited Partners for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the General Partner and the Limited Partners, from time to time, in the reasonable discretion of the General Partner, in the same proportions and amounts as would otherwise have been distributed to the General Partner and the Limited Partners pursuant to this Agreement; or

          2.     withheld or escrowed to provide a reasonable reserve for Partnership liabilities(contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.

        Section 13.3    Deemed Distribution and Recontribution.     Notwithstanding any other provision of this Article XIII, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and, immediately thereafter, distributed interests in the new partnership to the Partners in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the Partnership. Nothing in this Section 13.3 shall be deemed to have constituted any Assignee as a Substituted Limited Partner without compliance with the provisions of Section 11.4 hereof.

        Section 13.4    Rights of Limited Partners.     Except as otherwise provided in this Agreement, (a) each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Limited Partner shall have the right or power to demand or receive property other than cash from the Partnership and (c) no Limited Partner(other than any Limited Partner who holds Partnership Preferred Units, to the extent specifically set forth herein and in the applicable Partnership

Unit Designation) shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions or allocations.

        Section 13.5    Notice of Dissolution.     In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 13.1 hereof, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners and, in the General Partner's sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner), and the General Partner may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner).

        Section 13.6    Cancellation of Certificate of Limited Partnership.     Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Partnership as a foreign limited partnership or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Partnership shall be taken.

        Section 13.7    Reasonable Time for Winding-Up.     A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

ARTICLE XIV
PROCEDURES FOR ACTIONS AND CONSENTS OF PARTNERS; AMENDMENTS; MEETINGS

        Section 14.1    Procedures for Actions and Consents of Partners.     The actions requiring consent or approval of Limited Partners pursuant to this Agreement or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article XIV.

        Section 14.2    Amendments.

        A.    Amendments to this Agreement may be proposed by the General Partner or by a Majority in Interest of the Limited Partners. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written consent of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that the General Partner may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a consent that is consistent with the General Partner's recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite consents are received even if prior to such specified time.

        B.    The General Partner shall not, without the prior Consent of the Limited Partners, except as provided in Sections 4.2.A, 5.5, 6.2.B and 14.2.C hereof, amend, modify or terminate this Agreement.

        C.    Notwithstanding Section 14.2.B hereof, the General Partner shall have the power, (i) with the consent of Vornado Realty Trust only to amend the definition of "Advisor Voting Direction Exclusions"

and (ii) without the Consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

          (1)   to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

          (2)   to reflect the admission, substitution or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement;

          (3)   to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

          (4)   to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

          (5)   (a) to reflect such changes as are reasonably necessary for the General Partner to maintain or restore its status as a REIT or to satisfy the REIT Requirements; or (b) to reflect the Transfer of all or any part of a Partnership Interest between the General Partner and any Qualified REIT Subsidiary or Taxable REIT Subsidiary;

          (6)   to modify the manner in which Capital Accounts are computed (but only to the extent set forth in the definition of "Capital Account" or contemplated by the Code or the Regulations); and

          (7)   to issue additional Partnership Interests in accordance with Section 4.2.

        D.    Notwithstanding Sections 14.2.B and 14.2.C hereof, this Agreement shall not be amended, and no action may be taken by the General Partner, without the Consent of each Partner adversely affected thereby, if such amendment or action would (i) convert a Limited Partner Interest in the Partnership into a General Partner Interest (except as a result of the General Partner acquiring such Partnership Interest), (ii) modify the limited liability of a Limited Partner, (iii) alter the rights of any Partner to receive the distributions to which such Partner is entitled, pursuant to Article V or Section 13.2.A hereof, or alter the allocations specified in Article VI hereof (except, in any case, as permitted pursuant to Sections 4.2, 5.5, 6.2.B and 14.2.C hereof), (iv) alter or modify the Redemption rights, Cash Amount, REIT Consideration, or Common Shares Amount as set forth in Sections 8.6 and 11.2 hereof, or amend or modify any related definitions, (v) permit the removal of the General Partner without its consent or (vi) amend this Section 14.2.D; provided, however, that the Consent of each Partner adversely affected shall not be required for any amendment or action that affects all Partners holding the same class or series of Partnership Units on a uniform or pro rata basis. Further, no amendment may alter the restrictions on the General Partner's authority set forth elsewhere in this Section 14.2 without the Consent specified therein. Any such amendment or action consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other Partner.

        Section 14.3    Meetings of the Partners.

        A.    Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by a Majority in Interest of the Limited Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than sixty (60) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.3.B hereof.

        B.    Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement for the action in question). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

        C.    Each Limited Partner may authorize any Person or Persons to act for it by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy. The use of proxies will be governed in the same manner as in the case of corporations organized under the General Corporation Law of Delaware (including Section 212 thereof).

        D.    Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the General Partner's shareholders and may be held at the same time as, and as part of, the meetings of the General Partner's shareholders.

ARTICLE XV
GENERAL PROVISIONS

        Section 15.1    Addresses and Notice.     Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication (including by telecopy, facsimile, or commercial courier service) to the Partner or Assignee at the address set forth in the books and records of the Partnership or such other address of which the Partner shall notify the General Partner in writing.

        Section 15.2    Titles and Captions.     All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" or "Sections" are to Articles and Sections of this Agreement.

        Section 15.3    Pronouns and Plurals.     Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

        Section 15.4    Further Action.     The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

        Section 15.5    Binding Effect.     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

        Section 15.6    Waiver.

        A.    No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

        B.    The restrictions, conditions and other limitations on the rights and benefits of the Limited Partners contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited Partners, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the General Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time; provided, however, that any such waiver or relinquishment may not be made if it would have the effect of (i) creating liability for any other Limited Partner, (ii) causing the Partnership to cease to qualify as a limited partnership, (iii) reducing the amount of cash otherwise distributable to the Limited Partners, (iv) resulting in the classification of the Partnership as an association or publicly traded partnership taxable as a corporation or (v) violating the Securities Act, the Exchange Act or any state "blue sky" or other securities laws; provided, further, that any waiver relating to compliance with the Ownership Limit or other restrictions in the Articles of Incorporation shall be made and shall be effective only as provided in the Articles of Incorporation.

        Section 15.7    Counterparts.     This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

        Section 15.8    Applicable Law.     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

        Section 15.9    Entire Agreement.     This Agreement contains all of the understandings and agreements between and among the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership.

        Section 15.10    Invalidity of Provisions.     If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

        Section 15.11    Limitation to Preserve REIT Status.     Notwithstanding anything else in this Agreement, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to any REIT Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a "REIT Payment"), would constitute gross income to the REIT Partner for purposes of Code Section 856(c)(2) or Code Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership Year so that the REIT Payments, as so reduced, for or with respect to such REIT Partner shall not exceed the lesser of:

            (i)  an amount equal to the excess, if any, of (a) four and nine-tenths percent (4.9%) of the REIT Partner's total gross income (but excluding the amount of any REIT Payments) for the

  Partnership Year that is described in subsections (A) through (H) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the REIT Partner from sources other than those described in subsections (A) through (H) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or

           (ii)  an amount equal to the excess, if any, of (a) twenty-four percent (24%) of the REIT Partner's total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the REIT Partner from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments);

provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts shall not adversely affect the REIT Partner's ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 15.11, such REIT Payments shall carry over and shall be treated as arising in the following Partnership Year(s). The purpose of the limitations contained in this Section 15.11 is to prevent any REIT Partner from failing to qualify as a REIT under the Code by reason of such REIT Partner's share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 15.11 shall be interpreted and applied to effectuate such purpose.

        Section 15.12    No Partition.     No Partner nor any successor-in-interest to a Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

        Section 15.13    No Third-Party Rights Created Hereby.     The provisions of this Agreement are solely for the purpose of defining the interests of the Partners, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Partnership(other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners.

        Section 15.14    No Rights as Stockholders.     Nothing contained in this Agreement shall be construed as conferring upon the holders of Partnership Units any rights whatsoever as stockholders of the General Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the General Partner or any other matter.

[The next page is the signature page.]

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

Exhibit A
NOTICE OF REDEMPTION

To:	Newkirk Realty Trust Inc. 7 Bulfinch Place Suite 500 PO Box 9507 Boston, Massachusetts 02114

        The undersigned Limited Partner hereby irrevocably tenders for Redemption Partnership Common Units in The Newkirk Master Limited Partnership in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of The Newkirk Master Limited Partnership (the "Agreement"), and the Redemption rights referred to therein. The undersigned Limited Partner:

          (a)   undertakes (i) to surrender such Partnership Common Units and any certificate therefor at the closing of the Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 8.6.G of the Agreement;

          (b)   directs that the certified check representing the Cash Amount, or the Common Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;

          (c)   represents, warrants, certifies and agrees that:

      (i)
      the undersigned Limited Partner is a Qualifying Party,

      (ii)
      the undersigned Limited Partner has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such Partnership Common Units, free and clear of the rights or interests of any other person or entity,

      (iii)
      the undersigned Limited Partner has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Partnership Common Units as provided herein, and

      (iv)
      the undersigned Limited Partner has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

          (d)   acknowledges that he will continue to own such Partnership Common Units until and unless either (1) such Partnership Common Units are acquired by the General Partner pursuant to Section 8.6.B of the Agreement or (2) such redemption transaction closes.

        All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

A-1

Dated:

Name of Limited Partner:
(Signature of Limited Partner or Assignee)
(Street Address)
(City) (State) (Zip Code)
Signature Guaranteed by:
Issue Check Payable to:
Please insert social security or identifying number:

A-2

Exhibit B

FORM OF UNIT CERTIFICATE

        THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED(THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN ADDITION, THE LIMITED PARTNERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE NEWKIRK MASTER LIMITED PARTNERSHIP, DATED AS OF                        , 200[5] A COPY OF WHICH MAY BE OBTAINED FROM NEWKIRK REALTY TRUST, INC. AT ITS PRINCIPAL EXECUTIVE OFFICE.

Certificate Number

THE NEWKIRK MASTER LIMITED PARTNERSHIP
FORMED UNDER THE LAWS OF THE STATE OF DELAWARE

B-1

This certifies that

is the owner of

FULLY PAID PARTNERSHIP COMMON UNITS OF
THE NEWKIRK MASTER LIMITED PARTNERSHIP

transferable on the books of the Partnership in person or by duly authorized attorney on the surrender of this Certificate properly endorsed. This Certificate and the Partnership Common Units represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Agreement of Limited Partnership, as the same may be amended and/or supplemented from time to time.

IN WITNESS WHEREOF, the undersigned has signed this Certificate.

        Dated:

By:

B-2